Exhibit 10.6

RELATIONSHIP AGREEMENT

Execution Version
entered into between

ORKID S.à r.l.

(Registration No. B 167 777)

and

HODOS HOLDINGS LIMITED

(Registration No. 55562)

and

PLATMIN LIMITED

(Registration No. 54400)

and

THE BAKGATLA BA KGAFELA TRIBE

and

ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

(Registration No. 2003/003721/07)

and

PALLINGHURST IVY LANE CAPITAL LIMITED

(Registration No. 69215 C1/GBL)

and

BAKGATLA PALL1NGHURST JV (PTY) LTD

(Registration No. 2007/030554/07)

and

PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

(Registration No. 2007/030604/07)

and

CL1DET NO 832 (PTY) LTD

(Registration No. 2008/011497/07)

and

LEXSHELL 38 GENERAL TRADING (PTY) LTD

(Registration No. 2006/017942/07)

and

PLATMIN SOUTH AFRICA (PTY) LTD

(Registration No. 2000/002572/07)

and

NEWSHELF 1101 (PTY) LTD

(Registration No. 2010/018827/07)

and

PILANESBERG PLATINUM MINES (PTY) LTD

(Registration No. 2002/015572/07)

and

WEST DUNES PROPERTIES 115 (PTY) LTD

and

PALLINGHURST (CAYMAN) GP L.P,

and

INVESTEC BANK LIMITED

(Registration No. 1969/004763/06)

and

PALLINGHURST INVESTMENT CONSORTIUM II (LUX) S.ft r.L

(Registration No. Bl52918)

and

PALLINGHURST INVESTOR CONSORTIUM (LUX) S.& r.l.

(Registration No. B143734)

and

DUTCH INVESTMENTS (LUX) S.& r.l.

(Registration No. Bi 57475)

WHEREBY IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION AND PRELIMINARY

The headings of the clauses in this Agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof. Unless a contrary intention clearly appears:

1.1	words importing:

1.1.1.	any one gender include the other two genders;

1.1.2.	the singular include the plural and vice versa; and

1.1.3.	natural persons include created entitles (corporate or unincorporate) and the state and vice versa;

1.2	the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

1.2.1.	“Act” means the Mineral and Petroleum Resources Development Act, 2002;

1.2.2.	“Additional BBKT IBMR Consideration Shares” means 34,210,665 (thirty four million two hundred and ten thousand six hundred and sixty five) Platmin Shares which will constitute 1.357% (one point three five seven percent) of Platmin’s issued share capital on the Effective Date (on the assumption that the Additional BBKT IBMR Consideration Shares will have been issued on the Effective Date), provided that the aforesaid number of Platmin Shares, and the percentage which such Platmin Shares constitute of Platmin’s entire issued share capital, on the Second Closing Date shall be subject to upward or downward adjustment pursuant to the provisions of clause 11 of the Subscription Agreement and the provisions of the Contractor Agreement;

1.2.3.	“Agreement” means this agreement and the annexures hereto;

1.2.4.	“BBKT” means the Bakgatla Ba Kgafela Tribe, a universitas personarum being a traditional community and tribe established according to indigenous custom, with full contractual capacity;

1.2.5.	“BPJV” means Bakgatla Pallinghurst JV (Pty) Ltd, Registration No. 2007/030554/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.6.	“Business Day” means any day other than a Saturday. Sunday or public holiday in the Republic of South Africa, Guernsey, Mauritius and/or Luxembourg;

1.2.7.	“Clidet” means Clidet No 832 (Ply) Ltd, Registration No. 2008/011497/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.8.	“Companies Act” means the Companies Act, 2008;

1.2.9.	“Contractor Agreement” means the agreement between IBMR, Richtrau, Platmin and PPM pursuant to which, inter alia, an unincorporated Joint venture comprised of IBMR, Richtrau and PPM will appoint PPM to contract mine, beneficiate, market and sell their resources on their behalf;

1.2.10.	“Control” means the Financial Surveillance Department of the South African Reserve Bank;

1.2.11.	“Dispose” includes sell, alienate, transfer, exchange, make over, give, donate, unbundle, distribute, encumber or otherwise dispose of (including by way of donation, dividend, pledge or by way of the terms of a will), and “Disposal” shall bear a corresponding meaning;

1.2.12.	“DMR” means the Department of Mineral Resources;

1.2.13.	“Effective Date” means the date upon which the Suspensive Condition is fulfilled, or waived, as the case may be;

1.2.14.	“Escrow Agent” means Webber Wentzel, a firm of attorneys operating in partnership pursuant to the laws of the Republic of South Africa;

1.2.15.	“Guernsey SPV” means Hodos Holdings Limited, Registration No. 55562, a company duly incorporated in Guernsey;

1.2.16.	“Holding Company” means holding company as defined in the Companies Act and references to a “Holding Company” shall not be limited to entities incorporated under the Companies Act and, in respect any company of which BBKT holds more than 50% (fifty percent) of the issued share capital, “Holding Company” means BBKT and in respect of the Pallinghurst Investor Consortium “Holding Company” includes the Program Partners and such Program Partners’ Holding Companies;

1.2.17.	“IBMR” means Itereleng Bakgatla Mineral Resources (Pty) Ltd, Registration No. 2003/003721/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.18.	“IBMR Mining Area” means a portion of the farm Wilgesprult 2 JQ, a portion of Portion 1 of the farm Rooderand 46 JQ, a portion of the farm Legkraal 45 JQ and a portion of the Farm Koedoesfontein 42 JQ being the area hatched in green (labelled as “IBMR Mining Right Area” in the legend) on the map attached hereto as Annexure A;

1.2.19.	“IBMR Mining Right” means the mining right, with DMR file reference number NW30/5/1/2/2/333MR, held by IBMR over the IBMR Mining Area;

1.2.20.	“IDC Subscription Agreement” means the agreement dated 7 March 2012 entered into between the Industrial Development Corporation of South Africa Limited and Platmin in terms of which, inter alia, the Industrial Development Corporation of South Africa Limited agrees to subscribe for that number of Platmin Shares and Platmin will issue so many Platmin Shares to the Industrial Development Corporation of South Africa Limited as will result in the Industrial Development Corporation of South Africa Limited holding 16.2% (sixteen point two percent) of the entire issued share capital of Platmin immediately following such issue of Platmin Shares;

1.2.21.	“IDC Relationship Agreement” means the written agreement, dated 7 March 2012, between, inter alia, the Pallinghurst Investor Consortium and the Industrial Development Corporation of South Africa Limited;

1.2.22.	“Independent Attorney” means such independent senior commercial attorney with expertise in mining law, of not less than 15 (fifteen) years standing as such, as may be agreed between PPM and BBKT, or failing agreement within 10 (ten) Business Days from the date of a request by either PPM or BBKT for such agreement, appointed by the Chairperson (or any co-Chairperson, as the case may be) for the time being of the Law Society of South Africa from one of the 5 (five) largest (based on number of partners) independent firms of attorneys in South Africa at the time;

1.2.23.	“Independent Director” means a natural person (i) who would be an independent nonexecutive director as contemplated in paragraph 67 of Chapter 2 of King 111: Report on Governance for South Africa - 2009; (ii) who is independent in character and judgement and absent of undue influence or bias;

and (iii) in respect of whom there are no relationships or circumstances which are likely to affect his independence;

1.2.24.	“Investec” means Investec Bank Limited, Registration No. 1969/004763/06, a limited liability public company duly incorporated in the Republic of South Africa;

1.2.25.	“Investec Ivy Lane Agreement” means an agreement entered into between Investec and Ivy Lane in terms of which, inter alia, Ivy Lane sells to Investec: (a) 15.1% (fifteen point one percent) of the Ivy Lane IBMR Consideration Shares (as defined in the Subscription Agreement) if clause 5.1 of the Subscription Agreement is implemented; or (b) 15.1% (fifteen point one percent) of the shares in and claims on loan account acquired held by it in IBMR if clause 5.1 of the Subscription Agreement is not implemented;

1.2.26.	“Investec Luxco Agreement” means an agreement entered into or to be entered into between, inter alia, Investec, Guernsey SPV, Luxco and PIC in terms of which, inter alia, PIC will repurchase all of the shares held by Investec in its issued share capital;

1.2.27.	“Investec Platmin Agreement” means a subscription agreement entered into or to be entered into between, inter alia, Investec, Guernsey SPV, Platmin and Luxco in terms of which, inter alia, Investec will subscribe for Platmin Shares;

1.2.28.	“Ivy Lane” means Pallinghurst Ivy Lane Capital Limited, Registration No. 69215 C1/GBL, a private company limited by shares incorporated in the Republic of Mauritius;

1.2.29.	“Kgosi” means Molefe John Pilane (identity No. 580308 5848 085);

1.2.30.	“Law” shall bear the meaning ascribed thereto in the IDC Subscription Agreement;

1.2.31.	“Lexshell” means Lexshell 38 General Trading (Pty) Ltd, Registration No. 2006/017942/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.32.	“LLTI” means Newshelf 1101 (Ply) Ltd, Registration No. 2010/018827/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.33.	“Loan Creation Consolidation Agreement” means the consolidation agreement entered into or to be entered into between Luxco, Platmin, BBKT,

IBMR, Ivy Lane, BPJV, PIC, RPM, Clidet, Lexshell, Richtrau, Platmin SA, LLTI, PPM, West Dunes, Guernsey SPV and the Escrow Agent;

1.2.34.	“Loss” means any claims, losses, damages or liabilities;

1.2.35.	“Luxco” means Orkid S.à r.l., Registration No. B 167 777, a limited liability private company duly incorporated in Luxembourg;

1.2.36.	“Minister” means the Minister of Mineral Resources, and includes any person to whom the Minister has delegated powers and functions in terms of section 103 of the Act;

1.2.37.	“Ministerial Consents” means any of the requisite written consents of the Minister -

1.2.37.1.	in terms of section 11 of the Act for the acquisition by Platmin (and/or a Subsidiary of Platmin) of the direct controlling interest in IBMR; or

1.2.37.2.	in terms of section 11 of the Act for the cession and transfer of the IBMR Mining Right to PPM pursuant to the Section 11 Application; or

1.2.37.3.	In terms of any other section of the Act which would ensure that Platmin, PPM or any other wholly-owned Subsidiary of Platmin has the ability to control 100% of the IBMR Mining Right and receive 100% of all profits derived from mining the IBMR Mining Area pursuant to the IBMR Mining Right, whichever occurs the earliest;

1.2.38.	“Net Debt” means any bank debt, external debt or loans (specifically excluding intra-group debt or loans) other than:

1.2.38.1.	any guarantees or undertakings given by Platmin or any Platmin Subsidiary to: (i) the DMR in respect of mining, rehabilitation, closure or environmental matters; and/or (ii) Magalies Water; and/or (iii) Eskom Holdings Limited or any of its Subsidiaries;

1.2.38.2.	operating leases and finance leases, including (without limitation) operating and finance leases in respect of office equipment, mining equipment and the Eskom Holdings Limited lease liability;

1.2.38.3.	liabilities by Platmin or any Platmin Subsidiary to any of their employees, including (without limitation) liabilities to employees in relation to leave, retrenchment, dismissal and employment terms;

1.2.38.4.	liabilities arising as a result of disputes in respect of customs, VAT and diesel rebates arising in the ordinary course of business;

1.2.38.5.	the revolving credit facility with Investec;

1.2.38.6.	long term borrowings in Defacto with Perilya Exploration which is not more than R40.000,000.00 (forty million Rand) plus interest charged thereon at the prime rate;

1.2.38.7.	long term borrowings in Mahube with Corridor Mining Resources / Ranger Minerals which is not more than R1,500,000.00 (one million five hundred thousand Rand) plus interest charged thereon at the prime rate plus 2% (two) percent; and

1.2.38.8.	any obligations, bank debt, external debt or loans reflected in Platmin’s and its Subsidiaries* last set of audited financial statements prior to the Signature Date and management accounts as at 30 September 2012;

1.2.39.	“Pallinghurst Cayman” means Pallinghurst (Cayman) GP L.P., a limited partnership duly established under the laws of the Cayman Islands;

1.2.40.	“Pallinghurst Investor Consortium” collectively Investec, Ivy Lane, Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l.;

1.2.41.	“Parties” means collectively Luxco, Platmin, IBMR, Ivy Lane, BBKT, BPJV, PIC, Clidet, Guernsey SPV, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst Cayman, Investec. Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l. and references to a “Party” shall be to any of the aforegoing individually, as the context may require;

1.2.42.	“Party’s Group” means in relation to each Party:

1.2.42.1.	any Subsidiary of that Party;

1.2.42.2.	any Holding Company of that Party (other than Platmin), save that for purposes of clauses 17.1, 19.1, 19.2, 19.3, 19.4 and 19.5 such

Holding Company means a Holding Company of that Party on the Effective Date; and

1.2.42.3.	any Subsidiary of that Party’s Holding Company, save that for purposes of clauses 17.1, 19.1, 19.2, 19.3, 19.4 and 19.5 the relevant Party’s Holding Company means a Holding Company of the relevant Party on the Effective Date;

1.2.43.	“PIC” means Pallinghurst Investor Consortium (Ply) Ltd, Registration No. 2007/030604/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.44.	“Platmin” means Platmin Limited, Registration No. 54400, a limited liability company duly incorporated in Guernsey;

1.2.45.	“Platmin SA” means Platmin South Africa (Ply) Ltd, Registration No. 2000/002572/07, a limited liability private company duly incorporated in the Republic of South Africa, formerly Boynton Investments (Ply) Ltd;

1.2.46.	“PPM” means Pilanesberg Platinum Mines (Ply) Ltd, Registration No. 2002/015572/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.47.	“PPM Mining Area” means Portion 3 of the farm Rooderand 46 JQ; Remaining extent of Portion 1, Portion 2, Portion 3, Portion 4, Portion 6, Portion 9, Portion 13 and Portion 15 of the farm Ruighoek 169 JP; the farm Tuschenkomst 135 JP; Portion 1 and the Remaining Extent of the farm Witkleinfontein 136 JP; a portion of Portion 1 the farm Rooderand 46 JQ; and a portion of the farm Wilgespruit2 JQ;

1.2.48.	“PPM Mining Right” means the mining right with DMR reference number NW30/5/1/2/2/320MR granted to PPM in terms of section 23(1) of the Act and executed on 14 February 2008 under protocol number 18/2008 over the PPM Mining Area;

1.2.49.	“Program Partners” means AMCI ConsMin (Cayman) L.P, Investec Pallinghurst (Cayman) L.P, Pallinghurst Resources Fund L.P, NGPMR (Cayman) L.P and Pallinghurst EMAF African Queen L.P.;

1.2.50.	“Rands” means South African Rands;

1.2.51.	“Recognised Exchange” means any of one of the AIM market operated by the London Stock Exchange or the main boards of the Toronto Stock Exchange, the

Singapore Exchange, the Shanghai Stock Exchange, the stock exchange licensed to and operated by the JSE Limited, the London Stock Exchange, the Australian Securities Exchange or the Hong Kong Stock Exchange;

1.2.52.	“Relevant Consenting Parties” shall bear the meaning ascribed thereto in clause 24.1;

1.2.53.	“Richtrau” means Richtrau No 123 (Pty) Ltd, Registration No. 2006/017346/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.54.	“Richtrau Area” means Magazynskraal, being the area covered by the Richtrau Rights;

1.2.55.	“Richtrau Prospecting Rights” means the prospecting rights, with DMR file reference numbers NW30/5/1/1/2/1680PR and NW30/6/1/1/2/1334PR respectively, held by Richtrau over the Richtrau Area;

1.2.56.	“Richtrau Rights” means the Richtrau Prospecting Rights, together with the applications lodged or to be lodged for a mining right pursuant to the Richtrau Prospecting Rights for PGMs in respect of the Richtrau Area and, upon the grant of such mining right, the mining right for PGMs held by Richtrau in respect of the Richtrau Area;

1.2.57.	“RPM” means Rustenburg Platinum Mines Limited, Registration No. 1931/003380/06, a limited liability public company duly incorporated in the Republic of South Africa;

1.2.58.	“Second Closing Date” shall bear the meaning ascribed thereto in the Loan Creation Consolidation Agreement;

1.2.59.	“Section 11 Application” means the application by IBMR to the Minister in terms of section 11 of the Act regarding the cession and transfer of the IBMR Mining Right to PPM;

1.2.60.	“Signature Date” means the date of the signature of this Agreement by the last Party to do so;

1.2.61.	“Subscription Agreement” means the subscription agreement entered into or to be entered into between Luxco, Platmin, BBKT, IBMR, Ivy Lane, BPJV, PIC, RPM, Clidet, Guernsey SPV, Lexshell, Richtrau, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst Cayman and the Escrow Agent, pursuant to which, inter alia. Ivy Lane, BBKT and RPM subscribes for certain Platmin Shares and Platmin Issues such Platmin Shares to Ivy Lane, BBKT and RPM;

1.2.62.	“Subsidiary” means subsidiary as defined in the Companies Act and references to a “Subsidiary” shall not be limited to entities incorporated under the Companies Act and in respect of any company of which (i) any one or more of the Program Partners, individually or collectively, whether directly or indirectly, holds more than 60% (fifty percent) of the issued share capital or (ii) the BBKT holds, whether directly or indirectly, more than 60% (fifty percent) of the issued share capital, then in the case of (i) and (ii) “Subsidiary” means such company;

1.2.63.	“Suspensive Condition” means the suspensive condition in clause 2.1;

1.2.64.	“Tax” includes, but is not limited to, income tax, capital gains tax, PAYE, regional service council levies, VAT and any duly or levy (including any penalty or interest) imposed by any law administered by;

1.2.64.1.	the South African Revenue Service or any other authority entitled to administer taxes in the Republic of South Africa in respect of entities which are liable to pay tax in the Republic of South Africa;

1.2.64.2.	any authority entitled to administer taxes in the Bailiwick of Guernsey in respect of entitles which are liable to pay tax in the Bailiwick of Guernsey;

1.2.64.3.	any authority entitled to administer taxes in Cyprus in respect of entities which are liable to pay tax in Cyprus;

1.2.64.4.	any authority entitled to administer taxes in respect of entities which are liable to pay tax in Mauritius;

1.2.64.5.	any authority entitled to administer taxes in Luxembourg in respect of entitles which are liable to pay tax in Luxembourg; and

1.2.64.6.	any authority entitled to administer taxes in any other Jurisdiction in respect of entitles which are liable to pay tax in such jurisdiction;

1.2.65.	“Transaction Agreements” means this Agreement, the Loan Creation Consolidation Agreement, the Subscription Agreement, the Contractor Agreement, the IDC Subscription Agreement, the Investec Platmin Agreement, the Investec Luxco Agreement and the Investec Ivy Lane Agreement;

1.2.66.	“UK Code” means the United Kingdom City Code on Takeovers and Mergers;

1.2.67.	“USD” means United States Dollars;

1.2.68.	“VAT” means value added tax as may be levied in terms of the VAT Act;

1.2.69.	“VAT Act” means the Value-Added Tax Act, 1991; and

1.2.70.	“West Dunes” means West Dunes Properties 115 (Pty) Ltd (Registration No. 2004/010211/07), a limited liability private company duly incorporated in the Republic of South Africa;

1.3	any reference to an enactment is to that enactment as at the Signature Date and as amended or re-enacted from time to time and includes any subordinate legislation made from time to time under such enactment;

1.4	if any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement;

1.5	when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day is not a Business Day, in which case the last day shall be the next succeeding Business Day;

1.6	if any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause;

1.7	capitalised words and/or terms used in this Agreement but not defined herein shall bear the meaning ascribed to them in the Loan Creation Consolidation Agreement, and if such words and/or terms are not defined in the Loan Creation Consolidation Agreement then they shall bear the meaning ascribed to them in the Subscription Agreement;

1.8	the expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

1.9	the rule of construction that a contract shall be interpreted against the Party responsible for the drafting or preparation of the contract, shall not apply;

1.10	any reference in this Agreement to a Party shall include a reference to that Party’s assigns expressly permitted under this Agreement and, if such Party is liquidated or sequestrated, be applicable also to and binding upon that Party’s liquidator or trustee, as the case may be;

1.11	any reference to an agreement includes a reference to that agreement and its annexures, as may be amended, supplemented, varied or novated from time to time;

1.12	the words “include”, “including” and “in particular” shall be construed as being by way of example or emphasis only and shall not be construed, nor shall they take effect, as limiting the generality of any preceding word/s

1.13	the words “other” and “otherwise” shall not be construed ejusdem generis with any preceding words where a wider construction is possible; and

1.14	whenever a person is required to act as an “Expert” in terms of this Agreement, then:

1.14.1.	the Expert shall act as an “expert and not as an arbitrator”;

1.14.2.	subject to any express provision to the contrary, the Expert shall determine:

1.14.2.1.	the quantum of his charges, which quantum shall be paid on demand, in the amounts and manner determined by the Expert; and

1.14.2.2.	which of the relevant Parties to the matter referred to the Expert (collectively the “Concerned Parties” and separately and individually a “Concerned Party”) is liable to pay his charges and, if more than 1 (one) Concerned Party is so liable, in what proportions the obligation to make payment of his charges is to be split between the Concerned Parties;

1.14.3.	the Expert shall be entitled to determine such methods and processes as he may, in his sole discretion, deem appropriate in the circumstances;

1.14.4.	the Expert shall consult with the Concerned Parties (provided that the extent of the Expert’s consultation shall be in his sole discretion) prior to rendering a determination. The Expert shall afford the Concerned Parties the opportunity to make such written, or at its discretion, oral representations as the Concerned Parties wish, subject to such reasonable time and other limits as the Expert may prescribe and the Expert shall have regard to any such representations but not be bound by them;

1.14.5.	the Concerned Parties shall fully co-operate with the Expert and do all such things as may be necessary to assist the Expert with his determination;

1.14.6.	having regard to the sensitivity of any confidential information, the Expert shall be entitled to take advice from any person considered by him to have expert knowledge with reference to the matter in question;

1.14.7.	having considered the Concerned Parties’ respective representations as contemplated in clause 1.14.4, the Expert shall make his determination in as short a time as is reasonably possible in the circumstances;

1.14.8.	the Expert’s determination will (in the absence of manifest error) be final and binding on the Concerned Parties;

1.14.9.	there shall be one Expert, who shall be such corporate finance division of any independent and reputable investment bank as may be agreed between the Concerned Parties, or failing agreement within 10 (ten) Business Days from the date of a request by either of them for such agreement, appointed by the Executive President for the time being of the South African Institute of Chartered Accountants. If that person fails or refuses to make the aforesaid appointment, any Concerned Party may approach the High Court of South Africa to make such an appointment. To the extent necessary, the Parties agree that the High Court is expressly empowered to make such appointment.

2.	SUSPENSIVE CONDITION

2.1	The whole of this Agreement, other than the provisions of clause 1, this clause 2, clause 3, clause 4, clause 6, clause 13, clause 16, clause 22 (other than clauses 23.3.3 and 23.4) and clauses 24, clause 25 and clauses 27 to 40 (both inclusive), which shall be of immediate force and effect on the Signature Date, is subject to the fulfilment of the suspensive condition, that by not later than 16 December 2013 the Subscription Agreement has been implemented save for the issuance by Platmin of the Additional BBKT IBMR Consideration Shares to BBKT and the payment of the Guaranteed Amounts.

2.2	Forthwith after the Signature Date, the Parties shall use their respective reasonable endeavours and co-operate in good faith to procure the fulfilment of the Suspensive Condition, to the extent that it is within their power to do so, as expeditiously as reasonably possible.

2.3	The Suspensive Condition has been inserted for the benefit of all of the Parties who will be entitled to waive fulfilment of same by written agreement prior to the expiry of the relevant time period set out in clause 2.1 (or extended in accordance with clause 2.4).

2.4	Unless the Suspensive Condition has been fulfilled or waived by not later than the date contemplated in clause 2.1 (or such later date or dates as may be agreed in writing between the Parties before the aforesaid date or dates), the provisions of this Agreement save for clause 1, this clause 2, clause 4, clause 22 (other than clauses 23.3.3 and 23.4), clause 24, clause 25 and clauses 27 to 40 (both inclusive) which will remain of full force and effect, will never become of any force or effect and the status quo ante will be restored as near as may be possible and none of the Parties will have any claim against any other in terms hereof or arising from the failure of the Suspensive Conditions, save for any claims arising from a breach of clause 2.2 and/or any prior breach of any of the provisions of this Agreement which became effective prior to the Effective Date.

3.	SUBMISSION OF THE SECTION 11 APPLICATION

3.1	PPM shall as soon as reasonably possible after the Signature Date, but in any event by not later than 10 (ten) Business Days after the Signature Date, prepare and submit the Section 11 Application to BBKT for its approval, acting reasonably. BBKT shall be obliged within a period of 10 (ten) Business Days from the date of receipt of the Section 11 Application from PPM to review the Section 11 Application and either -

3.1.1.	approve the Section 11 Application by notice in writing to PPM; or

3.1.2.	acting reasonably, provide PPM with written amendments and/or comments in respect of the Section 11 Application.

3.2	PPM, BBKT and IBMR undertake to jointly consult with the DMR regarding the Section 11 Application to be submitted by PPM.

3.3	To the extent that BBKT and/or the DMR provides PPM and/or IBMR with any written amendments and/or comments in respect of the Section 11 Application, PPM shall forthwith be obliged to provide BBKT with the amended Section 11 Application for approval, which approval shall be given in writing to PPM within 5 (five) Business Days of receipt by BBKT of the amended Section 11 Application, provided such amendments and/or comments have been reasonably addressed by PPM.

3.4	To the extent that BBKT and PPM fail to reach agreement regarding the form and content of the Section 11 Application by the 20,h (twentieth) Business Day after the Signature Date, or such later date as may be agreed to by BBKT and PPM in writing, the preparation of the Section 11 Application shall be referred by PPM and BBKT to an Independent Attorney who shall prepare and finalise the Section 11 Application, acting as an expert and not as an arbitrator.

3.5	The Section 11 Application, duly signed on behalf of PPM, shall, within 10 (ten) Business Days -

3.5.1.	of agreement between PPM and BBKT on the Section 11 Application; or

3.5.2.	of receipt by PPM and/or BBKT of the Section 11 Application duly completed by the Independent Attorney,

be submitted by PPM to the DMR together with all of the required documents.

3.6	IBMR and to the extent necessary, BBKT and/or PPM, shall -

3.6.1.	sign all documents and expeditiously provide all necessary information for submission of the Section 11 Application upon being required to do so;

3.6.2.	use their reasonable commercial endeavours and shall take all such steps and render all such assistance as may be reasonably necessary to procure that the Section 11 Application and all requisite documents are properly prepared and duly submitted within the time periods specified in this clause; and

3.6.3.	do everything reasonably required by the DMR in order to enable the Section 11 Application to be dealt with, to the extent that it is within its power to do so.

4.	UNDERTAKINGS BY IVY LANE AND BBKT IN RESPECT OF CLAIMS AGAINST PLATMIN AND/OR ANY PLATMIN SUBSIDIARY WHICH EXCEED CERTAIN AMOUNTS

4.1	Each of Ivy Lane and BBKT hereby unconditionally and irrevocably undertakes in favour of Platmin and all Platmin Subsidiaries not to enforce any rights that it may have, and hereby unconditionally and irrevocably waives its right to rely on, or to enforce, any of its rights contained in the Loan Creation Consolidation Agreement and the Subscription Agreement in this regard, against Platmin and/or any Platmin Subsidiary to claim for any Loss under the Loan Creation Consolidation Agreement, this Agreement and/or the Subscription Agreement where such Loss in aggregate exceeds an amount of:

4.1.1.	R2,195,461,966.80 (two billion one hundred and ninety five million four hundred and sixty one thousand nine hundred and sixty six Rand and eighty cents) on the basis that the aggregate amount recoverable by Ivy Lane (together with any successful claims that are awarded to RPM pursuant to the Loan Creation Consolidation Agreement and/or the Subscription Agreement) from Platmin and/or any Platmin Subsidiary, exclusive of interest and costs, from whatever cause arising, shall be limited to the aforesaid amount; and

4.1.2.	(a) R2,257,532,039.60 (two billion two hundred and fifty seven million five hundred and thirty two thousand and thirty nine Rand and sixty cents) prior to the Second Closing Date on the basis that the aggregate amount recoverable by BBKT (together with any successful claims that are awarded to RPM pursuant to the Loan Creation Consolidation Agreement and/or the Subscription Agreement) from Platmin and/or any Platmin Subsidiary, exclusive of interest and costs, from whatever cause arising, prior to the Second Closing Date shall be limited to the aforesaid amount set out in this clause 4.1.2(a); and (b) R2,347,901,927.10 (two billion three hundred and forty seven million nine hundred and one thousand nine hundred and twenty seven Rand and ten cents) after the Second Closing Date on the basis that the aggregate amount recoverable by BBKT (together with any successful claims that are awarded to RPM pursuant to the Loan Creation Consolidation Agreement and/or the Subscription Agreement) from Platmin and/or any Platmin Subsidiary, exclusive of interest and costs, from whatever cause arising, after the Second Closing Date shall be limited to the aforesaid amount set out in this clause 4.1.2(b).

4.2	The Parties hereby acknowledge and agree that the waivers by Ivy Lane and BBKT in terms of clause 4.1 constitute waivers “signed by the Party granting such..., waiver...” as contemplated in clause 26.2 of the Loan Creation Consolidation Agreement and that such waivers are binding on and enforceable against the Parties and the parties to the Loan Creation Consolidation Agreement and are of full force and effect.

5.	UNDERTAKINGS BY LUXCO AND PPM IN RESPECT OF THEIR RIGHTS UNDER CLAUSE 18.4 OF THE LOAN CREATION CONSOLIDATION AGREEMENT

5.1	Each of Luxco and PPM hereby unconditionally and irrevocably undertakes in favour of BBKT and Ivy Lane not to enforce any of its rights contained in the provisio to clause 18.4 of the Loan Creation Consolidation Agreement, and hereby unconditionally and irrevocably waives its right to rely on, or to enforce any of its rights contained in, the proviso to clause 18.4 of the Loan Creation Consolidation Agreement, which provisio reads as follows: “provided that if Luxco or PPM (as the case may be) is unsuccessful in claiming the joint portion of its Loss on the basis set out above from BBKT or Ivy Lane, as the case may be, (the “Non-Liable Party”) then if Luxco or PPM (as the case may be) has diligently asserted its rights to claim the Loss jointly from both BBKT and Ivy Lane on the basis set out in clauses 18.4.1 or 18.4.2 above (as the case may be) it shall be entitled to claim the entire Loss suffered by it (less any portion of any Loss recovered by it from the Non-Liable Party) from the other of them and in this regard Luxco or PPM (as the case may be) shall be entitled to state in any proceedings which it institutes for the recovery of any Loss that it claims such Loss from BBKT and Ivy Lane jointly in the relevant proportions set out in clause 18.4.1 or 18.4.2 above (as the case may be) and in the alternative that if it is unsuccessful in claiming the joint portion of its Loss on such basis from either of BBKT or Ivy Lane, as the case may be, then it wishes to claim the entire Loss (less any portion of any Loss recovered by it from the Non-Llabie Party) from the other of them”.

5.2	The Parties hereby acknowledge and agree that the waivers by Luxco and PPM in terms of clause 5.1 constitute waivers “signed by the Party granting such.... waiver...” as contemplated in clause 26.2 of the Loan Creation Consolidation Agreement and that such waivers are binding on and enforceable against the Parties and the parties to the Loan Creation Consolidation Agreement and are of full force and effect.

6.	UNDERTAKING TO SEND THE FUNDING NOTICE CONTEMPLATED IN CLAUSE 18.5.5 OF THE LOAN CREATION CONSOLIDATION AGREEMENT

If any of the scenarios in clauses 18.5.1, 18.6.2, 18.5.3 and/or 18.5.4 of the Loan Creation Consolidation Agreement arise, then:

6.1	each of Ivy Lane, BBKT, IBMR (if IBMR is the Relevant Company (as defined in clause 18.5.5 of the Loan Creation Consolidation Agreement)) and LLTI (if LLTI is the Relevant Company (as defined in clause 18.5.5 of the Loan Creation Consolidation Agreement)) hereby undertake to send the Funding Notice (as defined in clause 18.5.5 of the Loan Creation Consolidation Agreement) to PPM on the basis set out in clause 18.5 of the Loan Creation Consolidation Agreement; and

6.2	if Richtrau is the Relevant Company (as defined in clause 18.5.5 of the Loan Creation Consolidation Agreement) then Ivy Lane and BBKT hereby undertake to: (a) send the Funding Notice (as defined in clause 18.5.5 of the Loan Creation Consolidation Agreement) to PPM on the basis set out in clause 18.5 of the Loan Creation Consolidation Agreement; and (b) use their respective reasonable endeavours to procure that Richtrau sends such notice as aforesaid together with them to PPM.

7.	UNDERTAKINGS IN RESPECT OF ADMINISTRATIVE, COMPANY SECRETARIAL AND AUDITING COSTS

7.1	Luxco hereby unconditionally and irrevocably undertakes in favour of Ivy Lane not to enforce any rights that it may have, and hereby unconditionally and irrevocably waives its right to rely on, or to enforce, any of its rights contained in the Loan Creation Consolidation Agreement in this regard, against Ivy Lane to claim for any Loss under the Loan Creation Consolidation Agreement where such Loss arises as a result of a breach of the warranty as to debts and obligations of Clidet contained in clauses 6.3.1.5.12.2 of the Loan Creation Consolidation Agreement pursuant to administrative, company secretarial and/or auditing costs which in aggregate do not exceed R150,000.00 (one hundred and fifty thousand Rand) per annum.

7.2	Clidet hereby unconditionally and irrevocably undertakes in favour of BBKT not to enforce any rights that it may have, and hereby unconditionally and irrevocably waives its right to rely on, or to enforce, any of its rights contained in the Loan Creation Consolidation Agreement in this regard, against BBKT to claim for any Loss under the Loan Creation Consolidation

Agreement where such Loss arises as a result of a breach of the warranty as to debts and obligations of Lexshell contained in clauses 8.3.1.16.2 of the Loan Creation Consolidation Agreement pursuant to administrative, company secretarial and/or auditing costs which in aggregate do not exceed R150,000.00 (one hundred and fifty thousand Rand) per annum.

7.3	PPM hereby unconditionally and irrevocably undertakes in favour of BBKT and Ivy Lane not to enforce any rights that it may have, and hereby unconditionally and irrevocably waives its right to rely on, or to enforce, any of its rights contained in the Loan Creation Consolidation Agreement in this regard, against BBKT and Ivy Lane to claim for any Loss under the Loan Creation Consolidation Agreement where such Loss arises as a result of a breach of the warranty as to debts and obligations of IBMR contained in clauses 10.5.10.2 of the Loan Creation Consolidation Agreement pursuant to administrative, company secretarial and/or auditing costs which in aggregate do not exceed R150,000.00 (one hundred and fifty thousand Rand) per annum.

8.	BBKT’S RIGHT TO APPOINT A MEMBER TO THE INVESTMENT COMMITTEE OF PLATMIN

8.1	Subject to clause 8.6, Platmin hereby irrevocably and unconditionally undertakes to use its reasonable endeavours to procure that by not later than the 90th (ninetieth) Business Day after the Closing Day (as defined in the IDC Subscription Agreement) a sub-committee is constituted as an advisory sub-committee in order to make recommendations (on a non binding basis) to Platmin as to, inter alia, material exploitation, exploration, development, mining and/or prospecting (and matters ancillary to the aforesaid exploitation, exploration, development, mining and/or prospecting) in South Africa and all technical, financial (including receiving and evaluating budgets in respect of the aforesaid matters) and social issues in relation thereto.

8.2	The sub-committee shall meet (whether by telephone, video conference or otherwise) no less frequently than on a monthly basis to discuss, review and make recommendations to Platmin, but shall otherwise be entitled to determine the time, manner and agenda for its meetings.

8.3	BBKT shall be entitled, on written notice, to nominate, appoint, remove or replace 1 (one) member of the sub-committee, who shall have 1 (one) vote in respect of its proposed recommendations provided that such member shall not have any votes in relation to how the Subscription Amount (as defined in the IDC Subscription Agreement) should be utilised. The aforesaid sub-committee shall have as many members as Platmin considers necessary from time to time.

8.4	All recommendations of the sub-committee shall be determined by simple majority.

8.5	Platmin and BBKT shall be entitled (but not obliged) to appoint an observer to attend and speak (but not to vote) at any meeting of the sub-committee, and for that purpose to be given due notice of all meetings of the sub-committee and copies of all minutes of such meetings.

8.6	Notwithstanding clauses 8.1 to 8.5 above (both inclusive), if BBKT holds less than 5% (five percent) of Platmin’s issued ordinary share capital, then in such circumstances clauses 8.1 to 8.5 above (both inclusive) shall not apply to BBKT.

9.	BBKT’S RIGHT TO APPOINT A MEMBER TO THE IPO STEERING COMMITTEE

9.1	It is recorded that Platmin is considering an initial public offering of Platmin Shares and the listing of such Platmin Shares on a securities exchange; in implementing this;

9.1.1.	Platmin and the IDC will, as soon as is reasonably practicable after the issuance (as defined in the IDC Subscription Agreement), form a steering committee to oversee the overall initial public offering and the listing of the Platmin Shares on a securities exchange; and

9.1.2.	BBKT will be entitled to have representation at such steering committee.

9.2	The steering committee will prepare all of the required and necessary documentation for the undertaking of the initial public offering of the Platmin Shares and their listing in a securities exchange, and BBKT’s representatives shall be furnished with any and all such required and necessary documentation prepared for this purpose within a reasonable period, who shall be entitled to comment thereon. Platmin shall, in good faith, consider all comments made by BBKT in relation to such documentation. BBKT hereby undertakes in favour of Platmin to also act in good faith in the aforesaid process.

9.3	Subject to applicable law and/or urgent timing requirements, none of the Parties shall make any public announcements of any nature whatsoever in respect of or in connection with the initial public offering without affording the other sufficient time to consider and comment on the contents of such public announcement.

9.4	Notwithstanding clauses 9.1 to 9.3 above (both inclusive), if BBKT holds less than 5% (five percent) of Platmin’s issued ordinary share capital, then in such circumstances clauses 9.1 to 9.3 above (both inclusive) shall not apply to BBKT.

10.	PLATMIN’S CASH POSITION I PLATMIN’S ISSUED SHARE CAPITAL

10.1	Platmin hereby warrants to BBKT, Ivy Lane and Investec that the cumulative face value of unencumbered cash and near cash balances of Platmin and the Platmin’s Subsidiaries held in their bank accounts as at 30 September 2012 is not less than the aggregate of USD27,500,000.00 (twenty seven million five hundred thousand United States Dollars) and R87,026,557.00 (eighty seven million twenty six thousand five hundred and fifty seven Rand).

10.2	Platmin hereby warrants to the other Parties that the number of issued shares in Platmin’s share capital as at the Signature Date is 910,395,053 (nine hundred and ten million three hundred and ninety five thousand and fifty three) Platmin Shares.

10.3	Platmin hereby warrants to BBKT, Ivy Lane and Investec that Platmin, PPM and Platmin SA have no Net Debt on the Signature Date.

10.4	Platmin hereby warrants to BBKT, Ivy Lane and Investec that Annexure C is accurate as at the Signature Date and that Annexure D is accurate as at the Effective Date.

11.	BBKT’S BOARD REPRESENTATIVES

11.1	For so long as BBKT holds at least that number of Platmin Shares which constitutes:

11.1.1.	not less than 25% (twenty five percent) of Platmin’s entire issued share capital, Platmin hereby warrants to BBKT that BBKT shall be entitled to appoint 3 (three) directors to the board of directors of Platmin, provided that no person identified by the BBKT for appointment to the board of directors of Platmin shall be so appointed unless he/she is eligible for appointment under Guernsey Law;

11.1.2.	less than 25% (twenty five percent) but more than 15% (fifteen percent) of Platmin’s entire issued share capital Platmin hereby warrants to BBKT that BBKT shall be entitled to appoint 2 (two) directors to the board of directors of Platmin, provided that no person identified by the BBKT for appointment to the board of directors of Platmin shall be so appointed unless he/she is eligible for appointment under Guernsey Law;

11.1.3.	less than 15% (fifteen percent) but more than 5% (five percent) of Platmin’s entire issued share capital Platmin hereby warrants to BBKT that BBKT shall be entitled to appoint 1 (one) directors to the board of directors of Platmin, provided that no person identified by the BBKT for appointment to the board of directors of Platmin shall be so appointed unless he/she is eligible for appointment under Guernsey Law.

11.2	The BBKT appointees to the Platmin board of directors contemplated in clause 11.1 are referred to hereinafter as the “BBKT Appointees” and for the avoidance of doubt Kgosi, who is a director on the board of directors of Platmin as at the Signature Date, is to be counted as one of the BBKT Appointees for so long as he is a director on the board of directors of Platmin.

11.3	If the percentage which the Platmin Shares held by BBKT constitutes of Platmin’s entire issued share capital at the relevant point (the “BBKT Percentage”) in time falls below the relevant percentage contemplated in clause 11.1 which entitles BBKT to appoint the number of BBKT Appointees that are on the Platmin board of directors at such point in time then BBKT hereby unconditionally and irrevocably undertakes to procure that the relevant BBKT Appointees come off the board of directors and furthermore to do all such things as are within its power (including voting in favour of all relevant shareholder resolutions and signing all documents required) in order to remove the relevant number of BBKT Appointees from the Platmin board of directors as soon as is reasonably practical.

11.4	BBKT shall, upon written notice to Platmin, be entitled to remove any BBKT Appointee.

11.5	BBKT shall be entitled to appoint to the Platmin board of directors (mutatis mutandis, in accordance with the provisions of clause 11.1), a replacement to any BBKT Appointee from time to time.

11.6	If any of: (a) Tom Dale; (b) Peter Ruxton; and/or (c) Keith Liddell, ceases to be a director of Platmin and if the Platmin board wishes to replace any of the aforementioned individuals then Platmin shall only be entitled to replace such individuals with persons who are, once appointed, Independent Directors and if any such Independent Director (or any replacement/s of such Independent Director) ceases to be an Independent Director at any lime then he must be removed and, if replaced, replaced with an Independent Director unless the aforesaid director is the chief executive officer of Platmin in which case his replacement (and any replacements of such replacement) is not required to comply with the provisions of:

11.6.1.	clause 1.2.23(1) at all; and

11.6.2.	clause 1.2.23(ii) and (iii) once appointed as a director but must comply with such provisions prior to his appointment as a director.

11.7	For so long as BBKT holds at least that number of Platmin Shares which constitutes the relevant percentage of Platmin’s entire issued share capital contemplated in clause 11.1:

11.7.1.	Platmin irrevocably and unconditionally undertakes in favour of BBKT to do all such things as are within its power and sign all such documents which may be required, to give effect to the applicable provisions of clauses 11.1, 11.3, 11.4, 11.5 and 11.6 as soon as is reasonably practical;

11.7,2.	each of the Parties who are shareholders in Platmin at the relevant point in time irrevocably and unconditionally undertakes in favour of BBKT to (i) vote in favour of all such shareholder resolutions; and (ii) do all such things as are within its power and sign all such documents, which may be required to give effect to the applicable provisions of clauses 11.1, 11.3, 11.4, 11.5 and 11.6 as soon as is reasonably practical.

11.8	This clause 11 shall cease to be of any further force or effect once: (a) the board of directors of Platmin resolves to list Platmin Shares on a Recognised Exchange; and (b) the key documents in respect of such listing have been approved by the board of directors of Platmin, save that:

11.8.1.	if such listing does not take place within a reasonable period of time after (a) and (b) have occurred, then until such listing has occurred the provisions of this clause 11 shall again become of full force and effect until the date upon which such listing takes place; and

11.8.2.	following such listing, for so long as BBKT holds not less than 5% (five percent) of Platmin’s entire issued share capital, BBKT shall be entitled to nominate 1 (one) for appointment to the Platmin board of directors, mutatis mutandis, in accordance with the provisions of clause 11.1.

12.	ARRANGEMENTS AND WARRANTY AS TO FEES IN RESPECT OF THE IDC SUBSCRIPTION AGREEMENT

12.1	Each of the Pallinghurst Investor Consortium (other than Investec) and BBKT hereby warrants to and in favour of the other of them that as at the Effective Date there are no agreements, arrangements or understandings (of any nature whatsoever) in place between it (and/or any member of such Party’s Group, other than Investec in the case of the Pallinghurst Investor Consortium) and/or the Industrial Development Corporation of South Africa Limited or RPM in respect of or relating in any way whatsoever to their or any member of such Party’s Group shareholdings in Platmin save for all agreements, arrangements or understandings that are within the knowledge of the Parties, including (without limitation) the IDC Relationship Agreement.

12.2	Each of the Parties hereby warrants to the other Parties that as at the Signature Date and the Effective Date:

12.2.1.	no agents fees or commissions are payable by Platmin (and/or any member of any Platmin’s Party’s Group) to any Party, any member of the Pallinghurst Investor Consortium or any other person (natural or juristic) as a result of the entering into and/or implementation of the IDC Subscription Agreement and/or the IDC Relationship Agreement; and

12.2.2.	there are no other written agreements (save in respect of agreements between any of the Pallinghurst Investor Consortium, the Program Partners and any entitles (other than Platmin and its Subsidiaries) which any of them have substantial shareholdings in (whether directly or indirectly) or entities which have substantial shareholdings in them (whether directly or indirectly)) to which any of them is a party in relation to the subject matter of this Agreement, the Loan Creation Consolidation Agreement the Subscription Agreement or any other agreements referred to in this Agreement the Loan Creation Consolidation Agreement or the Subscription Agreement.

13.	THE IDC SUBSCRIPTION AGREEMENT AND BBKT’S RIGHTS IN RELATION THERETO

13.1	If Platmin intends agreeing to an amendment to the IDC Subscription Agreement then Platmin shall, prior to agreeing to such amendment, notify BBKT thereof and if:

13.1.1.	such amendment has or is likely to have a material adverse impact on Platmin’s position in relation to the IDC Subscription Agreement; and

13.1.2.	by not later than the 3rd (third) Business Day after the date upon which BBKT is notified that Platmin intends agreeing to such amendment BBKT sends a written notice to Platmin stating that it does not agree to such amendment, then. Platmin shall not be entitled to agree to the aforesaid amendment. Should BBKT fail to timeously exercise its rights in terms of this clause 13.1, then Platmin shall be entitled to agree to the aforesaid amendment and BBKT shall remain bound in all respects by all of the terms and conditions of this Agreement, the Subscription Agreement and the Loan Creation Consolidation Agreement.

13.2	Notwithstanding the above, BBKT’s right contained in clause 13.1 above shall fail away and cease to be of any further force or effect when the Industrial Development Corporation of South Africa Limited pays the Subscription Amount (as defined in the IDC Subscription Agreement) to Platmin pursuant to article 3.1(a) of the IDC Subscription Agreement.

13.3	Platmin hereby warrants in favour of the other Parties that as at the Signature Date no amendments have been made to the IDC Subscription Agreement and therefore that, as at the Signature Date, the IDC Subscription Agreement is in the same form and of the same substance as it was when signed on 7 March 2012.

14.	WARRANTIES AS TO PLATMIN GROUP COMPANIES AND MINING RIGHTS AND PROSPECTING RIGHTS

14.1	Registration

14.1.1.	Platmin hereby warrants to BBKT and Ivy Lane that as at the Effective Date:

14.1.1.1.	Platmin is a limited liability company, duly incorporated and registered in the Bailiwick of Guernsey and all of the Platmin Subsidiaries contemplated in Annexure D are duly incorporated and registered in the jurisdictions which relate to them in their respective definitions in clause 1; and

14.1.1.2.	no steps have been taken or are contemplated for the deregistration of Platmin or any of Platmin’s Subsidiaries contemplated in Annexure D.

14.1.2.	BBKT and Ivy Lane, jointly (and not jointly and severally) in the following proportions as to 49.9% (forty nine point nine percent) in respect of Ivy Lane and as to 50.1% (fifty point one percent) in respect of BBKT, warrants to Platmin that as at the Effective Date:

14.1.2.1.	IBMR is a private company, duly incorporated and registered in the Republic of South Africa; and

14.1.2.2.	no steps have been taken or are contemplated for the deregistration of IBMR.

14.1.3.	BBKT and Ivy Lane, jointly (and not jointly and severally) in the following proportions: as to 50% (fifty percent) in respect of Ivy Lane and as to 50% (fifty percent) in respect of BBKT, warrants to Platmin that as at the Effective Date:

14.1.3.1.	Richtrau is a private company, duly incorporated and registered in the Republic of South Africa; and

14.1.3.2.	no steps have been taken or are contemplated for the deregistration of Richtrau.

14.1.4.	BBKT hereby warrants to Platmin that as at the Effective Date:

14.1.4.1.	Lexshell is a private company, duly incorporated and registered in the Republic of South Africa; and

14.1.4.2.	no steps have been taken or are contemplated for the deregistration of Lexshell.

14.2	Platmin hereby gives the following warranties to BBKT and Ivy Lane:

PPM

14.2.1.	As at the Effective Date, PPM holds the PPM Mining Right.

Platmin SA

14.2.2.	As at the Signature Date, Platmin holds mining and prospecting rights, whether directly or indirectly and in the proportions set out in Annexure B over what is referred to as the “Eastern Limb Assets”.

Prospecting Rights

14.2.3.	As at the Effective Date, in relation to the material prospecting and/or mining rights held by Platmin (whether directly or indirectly and in the proportions set out in Annexure B at the Effective Date, comprising Grootboom, Mphahlele and Loskop (“Mining/Prospecting Rights”), Platmin warrants -

14.2.3.1.	Platmin SA is either the sole or joint beneficial holder (as defined in the Act) of the Mining/Prospecting Rights for the purposes of the Act; and

14.2.3.2.	the Mining/Prospecting Rights have either been: (a) registered at the Minerals and Petroleum Titles Registration Office; or (b) lodged for registration at the Minerals and Petroleum Titles Registration Office within the prescribed time.

14.2.4.	As at the Effective Date, save as otherwise contemplated in the course of the implementation of the Subscription Agreement and the Loan Creation Consolidation Agreement (the “Consolidation”), no application to transfer any right or interest in the Mining/Prospecting Rights has been made by Platmin or any of Platmin’s Subsidiaries to the Minister under section 11 of the Act.

14.2.5.	As at the Signature Date, no notice has been received by Platmin and/or Platmin SA of the intention of any authority to expropriate the properties or any portions thereof nor is Platmin and/or Platmin SA aware of any intention to expropriate the properties over which the Mining/Prospecting Rights have been granted (“Properties”) by any such authority.

Mining Rights

14.2.6.	As at the Effective Date, PPM is the sole and beneficial holder (as defined in the Act) of the PPM Mining Right for the purposes of the Act.

14.3	BBKT and Ivy Lane, Jointly (and not jointly and severally) in the following proportions: (a) as to 49.9% (forty nine point nine percent) in respect of Ivy Lane and as to 50.1% (fifty point one percent) in respect of BBKT in respect of the warranty contained in clause 14.3.1; and (b) as to 50% in respect of Ivy Lane and as to 50% in respect of BBKT in respect of the warranties contained in clauses 14.3.2 to 14.3.5, hereby gives the following warranties to Platmin:

IBMR

14.3.1.	As at the Effective Date, IBMR holds the IBMR Mining Right and is the sole and beneficial holder (as defined in the Act) of the IBMR Mining Right for the purposes of the Act.

Richtrau

14.3.2.	As at the Effective Date, Richtrau holds the Richtrau Rights.

Prospecting Rights

14.3.3.	As at the Effective Date, in relation to the Richtrau Prospecting Rights, BBKT warrants as follows -

14.3.3.1.	Richtrau is the sole registered and beneficial holder (as defined in the Act) of the Richtrau Prospecting Rights for the purposes of the Act; and

14.3.3.2.	the Richtrau Prospecting Rights have been registered at the Minerals and Petroleum Titles Registration Office.

14.3.4.	As at the Effective Date, save as otherwise contemplated in the course of the Consolidation, no application to transfer any right or interest in the Richtrau Prospecting Rights has been made to the Minister under section 11 of the Act.

14.3.5.	As at the Signature Date, no notice has been received by Richtrau of the intention of any authority to expropriate the properties or any portions thereof nor is BBKT aware of any intention to expropriate the Richtrau Prospecting Properties by any such authority.

15.	PLATMIN RE-LISTING

15.1	The Parties record and agree that:

15.1.1.	on 16 November 2011, Control approved the application made by Platmin: (a) to delist all of the Platmin Shares listed on the Johannesburg Stock Exchange; and (b) for South African resident shareholders to continue holding their Platmin Shares for an interim period of 12 (twelve) months - whereafter Control requires that Platmin re-lists the Platmin Shares on a recognised international stock exchange which will be followed by the inward listing of the Platmin Shares held or to be held by South African resident Platmin shareholders on the Johannesburg Stock Exchange (the “Re-Listing”); and

15.1.2.	Platmin shall, in its sole and absolute discretion, be entitled (but not obliged) to request Control to grant it extensions of the date or such extended date or dates, as the case may be, by which the Re-Listing is to occur and none of the Parties shall do anything which could compromise an existing extension or the ability to obtain a future extension.

15.2,	The Parties hereby agree that if Control informs any South African resident Platmin shareholder who is a Party to this Agreement or any South African resident Platmin shareholder who is a party to the Subscription Agreement or Platmin that any such South African resident Platmin shareholder will have to sell the Platmin Shares held by it/them unless the Re-Listing takes place or something similar to the Re-Listing takes place (the “Control Requirement”), then Platmin undertakes in favour of the Parties who are shareholders in Platmin at such time to use its best endeavours to comply with the Control Requirement and the Parties who are shareholders in Platmin at such time undertake in favour of one another and Platmin to do all such things and vote in favour of all shareholder resolutions necessary to procure compliance with the Control Requirement. If the Control Requirement emerged prior to the Effective Date, then Platmin and the Parties who are shareholders in Platmin at such time undertake to comply with their respective aforesaid undertakings with effect from the Effective Date. If any Party is informed by Control of the Control Requirement, then it shall as soon as is reasonably possible thereafter notify the other Parties thereof and forward to the other Parties all correspondence received by it from Control in this regard.

16.	ARTICLE 7.3 OF PLATMIN’S ARTICLES OF INCORPORATION

16.1	It is recorded and agreed that article 7.3 of Platmin’s articles of incorporation currently provides the board of directors of Platmin a discretion to refuse to register a transfer of Platmin Shares. Platmin hereby unconditionally and irrevocably warrants and undertakes in favour of each of the Parties who are shareholders in Platmin at the relevant point in time that the board of directors of Platmin shall:

16.1.1.	not, after the Effective Date, refuse to register the transfer of any Platmin Shares sold by any of the Parties who are shareholders in Platmin at the relevant point in time; and

16.1.2.	propose a resolution for the deletion of clause 7.3 of Platmin’s articles of incorporation (and any other provision in Platmin’s articles of incorporation which clearly restricts the transfer of Platmin Shares in any way whatsoever) at the first meeting of the shareholders of Platmin following the Signature Date.

16.2	Each of the Parties who are shareholders in Platmin at the relevant point in time hereby undertake in favour of Platmin and one another:

16.2.1.	that if Platmin breaches the warranty and undertaking given by it in clause 16.1.1 then each of the Parties who are shareholders in Platmin at the relevant point in time unconditionally and irrevocably undertake to do all such things as are necessary and requisite to procure that Platmin calls a Platmin shareholders meeting as soon as is reasonably possible after such failure (and Platmin hereby irrevocably and unconditionally undertakes in favour of each of the Parties who are shareholders in Platmin at the relevant point in lime to do so) at which meeting a shareholder resolution approving the deletion of clause 7.3 of Platmin’s articles of incorporation (and any other provision in Platmin’s articles of incorporation which clearly restricts the transfer of Platmin Shares in any way whatsoever) is proposed; and

16.2.2.	to vote in favour of the deletion of 7.3 of Platmin’s articles of incorporation (and any other provision in Platmin’s articles of incorporation which clearly restricts the transfer of Platmin Shares in any way whatsoever) proposed at the meeting of Platmin shareholders contemplated in clause 16.1.2 or 16.2.1.

17.	ACQUISITION OF CONTROL OF PLATMIN

17.1	If prior to the Second Closing Date, a third party alone or together with concert parties makes an offer or a series of inter-related offers to acquire 35% (thirty five percent) or more of Platmin’s entire issued share capital, whether directly or indirectly from the Pallinghurst

Investor Consortium and/or any member of its Party’s Group (the “Offeree”) which the Offeree wishes to accept (the “Offer”), then the Parties to this Agreement who are shareholders of Platmin at such point in time and Platmin (the “Attempting Parties”) shall use their respective reasonable endeavours to procure that as soon as is reasonable practicable after the Second Closing Date:

17.1.1.	BBKT has an option to put the Additional BBKT IBMR Consideration Shares to such third party on mutatis mutandis the same terms and conditions of the Offer; and

17.1.2.	such third party has an option to call on the Additional BBKT IBMR Consideration Shares of BBKT on mutatis mutandis the same terms and conditions of the Offer.

17.2	If the Attempting Parties are unable to procure at least the put option contemplated in clause 17.1.1 prior to accepting the Offer, then in such circumstances Platmin hereby grants BBKT the option, subject to Guernsey law, to put the Additional BBKT IBMR Consideration Shares to Platmin and/or any Platmin Subsidiary nominated by Platmin (the “Platmin Entity/ies”) on mutatis mutandis the same terms and conditions of the Offer, as soon as is reasonably practicable after the Second Closing Date, if BBKT wishes to exercise this option (subject to the Second Closing Date occurring), it must notify Platmin thereof in writing (the “Notice”) by no later than 5 (five) Business Days after receipt of written notice from the third party and/or the Offeree informing it of the Offer. The Attempting Parties undertake to procure an appropriate guarantee or undertaking will be in place so that in the event that the Platmin Entity/ies do not repurchase and/or purchase the Additional BBKT IBMR Consideration Shares in accordance with this clause and BBKT delivers the Notice then BBKT will be entitled to put the Additional BBKT IBMR Consideration Shares, whether by means of a Platmin repurchase or otherwise, on mutatis mutandis the same terms and conditions as the Offer.

17.3	The provisions of clauses 17.1 and 17.2 shall cease to be of any force and effect upon the UK Code becoming applicable to Platmin, provided that if, the UK Code ceases to apply to Platmin and as a result Platmin shareholders are not afforded a protection on terms which are either more favourable than, as favourable as, or as close as possible to, the protections contained in section 123 of the Companies Act or the UK Code (the “Relevant Threshold”) then until such time as the UK Code, or any other applicable law which gives Platmin shareholders protections on terms either more favourable than, as favourable as, or as close as possible to, the Relevant Threshold, the provisions of clauses 17.1 and 17.2 shall apply.

18.	SUCCESSORS IN TITLE

18.1	Until the date upon which: (a) the board of directors of Platmin resolves to list Platmin Shares on a Recognised Exchange; and (b) the key documents in respect of such listing have been approved by the board of directors of Platmin, if any Party wishes to dispose of any of the Platmin Shares issued to it pursuant to the Subscription Agreement to a member of such Party’s, Party’s Group then that Party shall prior to such disposal:

18.1.1.	procure that the relevant member of that Party’s Group to who it is disposing of such Platmin Shares signs a deed of adherence agreeing to be bound by all of the terms and conditions of this Agreement without limitation, the Subscription Agreement and the Loan Creation Consolidation Agreement;

18.1.2.	furnish the other Parties with a copy of such signed deed of adherence; and

18.1.3.	if the Party wishing to dispose of Platmin Shares as aforesaid is Ivy Lane, BBKT or Platmin, then such disposal shall be conditional on the relevant member of:

18.1.3.1.	Ivy Lane’s Party’s Group to whom Ivy Lane is so disposing of its Platmin Shares providing the same indemnity which Ivy Lane provided, or will provide, in respect of this Agreement to the relevant recipients of such indemnity, if Ivy Lane is the Party disposing of Platmin Shares; or

18.1.3.2.	BBKT’s Party’s Group to whom BBKT is so disposing of its Platmin Shares providing the same indemnity which BBKT provided, or will provide, in respect of this Agreement to the relevant recipients of such indemnity, if BBKT is the Party disposing of Platmin Shares.

18.2	If, in terms of clause 18.1, a Party disposes of:

18.2.1.	all of the Platmin Shares issued to it pursuant to the Subscription Agreement then a reference to such Party in this Agreement, the Subscription Agreement and the Loan Creation Consolidation Agreement shall be deemed to be a reference to the relevant member of such Party’s Party’s Group; and

18.2.2.	some (but not all) of the Platmin Shares issued to it pursuant to the Subscription Agreement then a reference to such Party in this Agreement, the Subscription Agreement and the Loan Creation Consolidation Agreement shall be deemed to be a reference to such Party and the relevant member of such Party’s Party’s Group collectively.

18.3	If the listing contemplated in clause 18.1 does not take place within a reasonable period of time after 18.1(a) and 18.1(b) have occurred, then until such listing has occurred the provisions of this clause 18 shall again become of full force and effect until the date upon which such listing takes place.

19.	PROTECTIONS

19.1	If the Pallinghurst Investor Consortium and/or any member of such Party’s Group receives an offer or a series of inter-related offers from the same third party and/or a party acting in concert with such third party which it wishes to accept, or makes an offer or a series of interrelated offers to the same third party and/or a party acting in concert with such third party, to sell Platmin Shares (whether directly or indirectly) which (in line with the percentage threshold which applies in the case of mandatory offers contemplated in section 123 of the Companies Act) constitute 35% (thirty five percent) or more of the issued share capital of Platmin to such third party and/or a party acting in concert with such third party (the “PIC Potential Purchased) then the Pallinghurst Investor Consortium shall forthwith notify BBKT thereof in writing (the “PIC Notice”) and BBKT shall have the right to elect (by way of written notice to the Pallinghurst Investor Consortium by not later than the 10th (tenth) Business Day after the date upon which the PIC Notice has been delivered to BBKT) (the “BBKT Election Notice”) to require that the PIC Potential Purchaser makes the same offer to acquire the same proportion of BBKT’s Platmin Shares as it offered to acquire from the Pallinghurst Investor Consortium and/or any member of such Party’s Group on mutatis mutandis the same terms and conditions as those on which the PIC Potential Purchaser wishes to (directly or indirectly) acquire the Pallinghurst Investor Consortium’s and/or any member of such Party’s Group’s aforesaid Platmin Shares (“PIC Reciprocal Offer”). If BBKT delivers the BBKT Election Notice in accordance with this clause 19.1 then the Pallinghurst Investor Consortium undertakes in favour of BBKT, prior to selling more than 35% (thirty five percent) of the Platmin Shares, to procure that BBKT receives a PIC Reciprocal Offer. If BBKT exercises its election in terms of this clause 19.1, for the avoidance of doubt, it shall be required to take up all and not only part of the PIC Reciprocal Offer.

19.2	If: (a) prior to the Second Closing Date BBKT and/or any member of such Party’s Group receives an offer or a series of inter-related offers from the same third party and/or a party acting in concert with such third party which it wishes to accept, or makes an offer or a series of inter-related offers to the same third party and/or a party acting in concert with such third party, to sell Platmin Shares (whether directly or indirectly) which constitute 23.7% (twenty three point seven percent) or more of the issued share capital of Platmin; or (b) on or after the Second Closing Date BBKT and/or any member of such Party’s Group receives an offer or a series of inter-related offers from the same third party which it wishes to accept, or makes an offer or a series of inter-related offers to the same third party, to sell Platmin

Shares (whether directly or indirectly) which constitute 25% (twenty five percent) or more of the issued share capital of Platmin, to such third party and/or a party acting in concert with such third party (the “BBKT Potential Purchaser”) then (in the case of (a) and (b)) BBKT shall forthwith notify each member of the Pallinghurst Investor Consortium thereof in writing (the “BBKT Notice”) and the Pallinghurst Investor Consortium and any member of such Party’s Group which holds Platmin Shares (the “Relevant PIC Entities”) shall have the right to elect (by way of written notice to BBKT by not later than the 10th (tenth) Business Day after the date upon which the BBKT Notice has been delivered to the Relevant PIC Entities) (“PIC Election Notice”) to require that the BBKT Potential Purchaser makes the same offer to acquire the same proportion of all of the Platmin Shares held by the Relevant PIC Entities as it offered to acquire from BBKT and/or any member of such Party’s Group on mutatis mutandis the same terms and conditions as those on which the BBKT Potential Purchaser wishes to acquire BBKT’s and/or any member of such Party’s Group’s aforesaid Platmin Shares (“BBKT Reciprocal Offer”). If the Relevant PIC Entities deliver the PIC Election Notice in accordance with this clause 19.2 then BBKT undertakes in favour of the Relevant PIC Entities, prior to selling more than 23.7% (twenty three point seven percent), if (a) applies, or 25% (twenty five percent), if (b) applies, of the Platmin Shares, to procure that the Relevant PIC Entities receive a BBKT Reciprocal Offer. The Parties hereby agree that the Relevant PIC Entities shall be entitled to determine between themselves how many Platmin Shares each of them wishes to sell to the BBKT Potential Purchaser pursuant to acceptance of the BBKT Reciprocal Offer, Furthermore, each of the Relevant PIC Entities shall be entitled to sell more or less than its pro rata portion of all of the Platmin Shares held by the Relevant PIC Entities to the BBKT Potential Purchaser provided that the maximum number of Platmin Shares sold to the BBKT Potential Purchaser pursuant to the provisions of this clause 19.2 does not exceed the aggregate number of Platmin Shares contemplated in the BBKT Reciprocal Offer. The Relevant PIC Entities shall, in the PIC Election Notice, specify the number of Platmin Shares which each of them elects to sell to the BBKT Potential Purchaser. This clause 19.2 constitutes a stipulatio alteri in favour of any member of the Pallinghurst Investor Consortium’s Party’s Group which is not a Party and which may be accepted by it delivering a PIC Election Notice to BBKT in accordance with the provisions of this clause 19.2. If the Relevant PIC Entities exercise their election in terms of this clause for the avoidance of doubt, they shall be required to take up all and not only part of the BBKT Reciprocal Offer.

19.3	If:

19.3.1.	clause 19.1 is applicable and BBKT does not timeously exercise its election contemplated in clause 19.1 then the Pallinghurst Investor Consortium and/or any member of such Party’s Group shall not be restricted, in any manner whatsoever, from Disposing of its Platmin Shares (whether directly or indirectly)

to the PIC Potential Purchaser on terms and conditions which are not more favourable to it than the terms and conditions offered in the offer contemplated in clause 19.1, provided that:

19.3.1.1.	minor amendments (and for the avoidance of doubt, amendments to price shall not be minor and shall be considered substantial) to the terms and conditions of the offer contemplated in clause 19.1, are not terms and conditions which are more favourable to the Pallinghurst Investor Consortium and/or any member of such Party’s Group than the terms and conditions offered in the offer contemplated in clause 19.1; and

19.3.1.2.	substantial amendments in favour of Pallinghurst Investor Consortium and/or any member of such Party’s Group to the terms and conditions of the offer contemplated in clause 19.1, are terms and conditions which are more favourable to the Pallinghurst Investor Consortium and/or any member of such Party’s Group than the terms and conditions offered in the offer contemplated in clause 19.1; or

19.3.2.	clause 19.2 is applicable and the Pallinghurst Investor Consortium and/or any member of such Party’s Group which holds Platmin Shares does not timeously exercise its election contemplated in clause 19.2 then BBKT and/or any member of such Party’s Group shall not be restricted, in any manner whatsoever, from Disposing of its Platmin Shares (whether directly or indirectly) to the BBKT Potential Purchaser on terms and conditions which are not more favourable to it than the terms and conditions offered in the offer contemplated in clause 19.2, provided that:

19.3.2.1.	minor amendments (and for the avoidance of doubt, amendments to price shall not be minor and shall be considered substantial) to the terms and conditions of the offer contemplated in clause 19.2, are not terms and conditions which are more favourable to BBKT and/or any member of such Party’s Group than the terms and conditions offered in the offer contemplated in clause 19.2; and

19.3.2.2.	substantial amendments in favour of BBKT and/or any member of such Party’s Group to the terms and conditions of the offer contemplated in clause 19.2, are terms and conditions which are more favourable to BBKT and/or any member of such Party’s Group than the terms and conditions offered in the offer contemplated in clause 19.2,

19.4	The Pallinghurst Investor Consortium and/or any member of such Party’s Group which sells Platmin Shares pursuant to the provisions of clause 19.3.1 shall, as soon as is reasonably possible, after implementing such sale, confirm to BBKT in writing whether or not there were any differences between the terms and conditions upon which such sale took place with the PIC Potential Purchaser and the terms and conditions offered in the PIC Reciprocal Offer and if there were any differences then the Pallinghurst Investor Consortium and/or any member of such Party’s Group shall inform BBKT of such differences.

19.5	BBKT and/or any member of such Party’s Group which sells Platmin Shares pursuant to the provisions of clause 19.3.2 shall, as soon as is reasonably possible, after implementing such sale, confirm to the Pallinghurst Investor Consortium in writing whether or not there were any differences between the terms and conditions upon which such sale took place with the BBKT Potential Purchaser and the terms and conditions offered in the BBKT Reciprocal Offer and if there were any differences then BBKT shall inform the Pallinghurst Investor Consortium of such differences.

19.6	The provisions of clauses 19.1 to 19.3 shall cease to be of any force and effect upon the UK Code becoming applicable to Platmin, provided that if, the UK Code ceases to apply to Platmin and as a result Platmin shareholders are not afforded a protection on terms which are either more favourable than, as favourable as, or as close as possible to, the protections contained in section 123 of the Companies Act or the UK Code (the “Relevant Threshold”) then until such time as the UK Code, or any other applicable law which gives Platmin shareholders protections on terms either more favourable than, as favourable as, or as close as possible to, the Relevant Threshold, the provisions of clauses 19.1, 19.2 and 19.3 shall apply.

20.	REGULATORY APPROVALS

The implementation of the transaction/s contemplated in this Agreement may require approvals by law or regulation to give effect thereto, the Parties undertake in favour of one another to use reasonable endeavours and undertake to do all things, perform all such actions and take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to expediting any regulatory approval process and obtaining any relevant regulatory approvals.

21.	MINORITY PROTECTED MATTERS

For so long as BBKT holds at least 20% (twenty percent) of Platmin’s entire issued share capital:

21.1	Platmin agrees that it and its Subsidiaries shall not agree to, perform or undertake any of the following acts or matters:

21.1.1.	for so tong as the Pallinghurst Investor Consortium and any member of its Party’s Group holds not less than 10% (ten percent) of Platmin’s entire issued share capital enter into any transaction with any member of the Pallinghurst Investor Consortium (“Related Party Transaction”) and/or any member of such member’s Party’s Group (the “Relevant Member”) unless:

21.1.1.1.	the Relevant Member is Investec, any Subsidiary of Investec, any Holding Company of Investec or any Subsidiary of any of Investec’s Holding Companies; or

21.1.1.2.

the Related Party Transaction is on arms’ length, market related terms, in which case BBKT shall have the right to participate pro rata to its shareholding in Platmin at such point in time if the Related Party Transaction comprises the provision of any debt funding or is of a such a nature that, from a substance over form point of view, it constitutes debt rather than equity, without BBKT’s consent thereto in writing;

21.1.2.	any issue of shares or other instrument that is convertible into shares (“Securities”) at a subscription price which is in excess of 10% (ten percent) below the fair market value of Platmin Shares in issue at such point in time or the convertible Security, unless:

21.1.2.1.	any issue of Securities which will, after being issued result in the relevant subscriber(s) acquiring less than 15% (fifteen percent) of Platmin’s issued share capital (or being entitled to acquire less than 15% (fifteen percent) of Platmin’s issued share capital) pursuant to the issue together with any Securities issued by Platmin since its last annual general meeting;

21.1.2.2.	the issue of Securities is pursuant to a rights offer;

21.1.2.3.	the issue of Securities is associated with the listing of Platmin Shares on a Recognised Exchange (which issuance may include, without limitation, an issuance by Platmin of shares to a cornerstone investor, who (for the avoidance of doubt) may not be a Relevant Member (other than Investec, any Subsidiary of Investec, any Holding Company of Investec or any Subsidiary of any of Investec’s

Holding Companies), in anticipation of the listing of Platmin Shares on a Recognised Exchange); and/or

21.1.2.4.	pursuant to the provisions of clause 26 or any other provision of the Transaction Agreements, without BBKT’s consent thereto in writing;

21.1.3.	any amendment to Platmin’s articles of incorporation which will at that point in time or in the foreseeable future have an adverse effect on BBKT without BBKT’s consent thereto in writing; and

21.1.4.	in one transaction, or a series of inter-related transactions, Dispose of:

21.1.4.1.	a majority of the assets held by, or shares held in, or any of the mining/prospecting rights held by, any of Richtrau, IBMR or PPM without BBKT’s consent thereto in writing, unless:

21.1.4.1.1.	they are Disposed of collectively;

21.1.4.1.2.	the mining and/or prospecting rights of IBMR and/or Richtrau are being Disposed of to PPM;

21.1.4.1.3.	such Disposal/s is an intra-group Disposal between: (a) Platmin and its Subsidiaries; and/or Platmin Subsidiaries; or

21.1.4.1.4.	after the implementation of all of the Disposals contemplated in clause 21,1.4.1.2 a majority of the assets held by, or shares held in, PPM are (subject to clause 21.1.4.2) Disposed of;

21.1.4.2.	assets which constitute, by value, the majority of Platmin’s assets (on a consolidated basis) to any third party unless:

21.1.4.2.1.	BBKT has given its prior written consent to such Disposal; or

21.1.4.2.2.	Platmin shareholders pass an ordinary shareholder resolution approving the Disposal. Notwithstanding the aforegoing, if Platmin procures written letters from a majority of its shareholders (in terms of shareholding in Platmin) that they approve the

Disposal, then in such circumstances there shall be no need to pass the above-mentioned ordinary resolution.

21.2	The Parties record and agree that until notified to the contrary in writing by BBKT, Kgosi shall be the authorised representative of BBKT for purposes of giving any BBKT written consents contemplated in clause 21.1, however, if BBKT delivers a resolution passed by the Traditional Council in respect of the relevant matters contemplated in clause 21.1 in respect of which such consent is required then this shall be constitute BBKT’s response in this regard. If Platmin requests BBKT’s consent in respect of the relevant matters contemplated in clause 21.1 in respect of which such consent is required and Platmin is unable to obtain a response from either the Traditional Council or Kgosi within 20 (twenty) Business Days after having actively attempted to obtain a response (which shall include having sent at least 3 (three) letters to BBKT, with at least 5 (five) Business Days having elapsed between sending each letter, the content of which shall not be required to be amended on each occasion upon which a letter is sent provided that such letters contain sufficient information in order to enable BBKT to make an informed decision as to the transaction contemplated). If Platmin has complied with the above then Platmin and/or its Subsidiaries shall be entitled, without BBKT’s consent, to perform or undertake the relevant acts or matters in respect of which such consent was requested.

21.3	Clauses 21.1 and 21.2 shall cease to be of any further force or effect once Platmin Shares are listed on a Recognised Exchange. Furthermore, once: (a) the board of directors of Platmin resolves to list Platmin Shares on a Recognised Exchange; and (b) the key documents in respect of such listing have been approved by the board of directors of Platmin (the “Key Date”), then the provisions of clause 21.1.3 shall not apply provided that the amendment to Platmin’s articles of incorporation only takes effect once Platmin Shares are listed on a Recognised Exchange.

22.	IBMR MEMORANDUM OF INCORPORATION

BBKT, IBMR and PPM hereby agree that, notwithstanding the date on which the memorandum of incorporation of IBMR contemplated in clause 3.1.7 of the Loan Creation Consolidation Agreement (the “IBMR MOI”) comes into force and effect, they shall comply with the provisions of the IBMR MOI, with effect from the Effective Date.

23.	WARRANTIES AND RECORDALS

23.1	No warranties or representations, express or implied or tacit, whether by law, contract or otherwise and whether it induced the contract or not, which are not set forth in this Agreement shall be binding on any Party, and the Parties hereby irrevocably waive any right

(common law or otherwise) that they may have to rely thereon. The Parties record and agree that the warranties and representations contained in the Loan Creation Consolidation Agreement and the Subscription Agreement are binding on the Parties and they waive their rights to ever claim that such warranties and representations are not binding by virtue of this clause 23.1. Furthermore, the Parties record and agree that the warranties and representations contained in this Agreement are binding on the Parties and they waive their rights to ever claim that such warranties and representations are not binding by virtue of this clause 17.1 of the Loan Creation Consolidation Agreement or clause 18.1 of the Subscription Agreement.

23.2	Each of the Parties hereby warrant to and in favour of the other Parties that:

23.2.1.	it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter into this Agreement;

23.2.2.	this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with its terms. The Parties record and agree that this clause does not constitute an amendment to any of the provisions of the Loan Creation Consolidation Agreement or the Subscription Agreement and the Parties hereby waive their rights to ever claim that this Agreement constitutes an amendment to any of the provisions of the Loan Creation Consolidation Agreement or the Subscription Agreement; and

23.2.3.	the execution of this Agreement and the performance of its obligations hereunder does not and shall not:

23.2.3.1.	contravene any law or regulation to which it is subject;

23.2.3.2.	contravene any provision of its constitutional documents; or

23.2.3.3.	conflict with, or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on it. The Parties record and agree that this Agreement does not conflict with, or constitutes a breach of any of the provisions of the Loan Creation Consolidation Agreement or the Subscription Agreement and the Parties hereby waive their rights to ever claim that this Agreement conflicts with, or constitutes a breach of any of the provisions of the Loan Creation Consolidation Agreement or the Subscription Agreement.

23.3	Each warranty and undertaking in this Agreement:

23.3.1.	is a separate warranty and undertaking and will in no way be limited or restricted by reference to or inference from the terms of any other warranty or undertaking or by any other words in this Agreement;

23.3.2.	shall continue and remain in force notwithstanding the completion of the transactions contemplated in this Agreement; and

23.3.3.	be deemed to be material and to be a material representation inducing the recipient to enter into this Agreement.

23.4	It is recorded that the Parties have entered into this Agreement on the strength of the warranties and undertakings that they have received and on the basis that such warranties and undertakings will, unless otherwise specifically stated, be correct on the relevant date/s.

24.	PROCURING CERTAIN AMENDMENTS TO THE LOAN CREATION CONSOLIDATION AGREEMENT AND THE SUBSCRIPTION AGREEMENT

24.1	All of the Parties to this Agreement who are also parties to the Loan Creation Consolidation Agreement hereby unconditionally and irrevocably undertake in favour of one another to use their respective reasonable endeavours to procure that any other party to the Loan Creation Consolidation Agreement and/or the Subscription Agreement that is not a Party (the “Relevant Consenting Parties”) agrees to amend the Loan Creation Consolidation Agreement (by signing an addendum thereto) to deal with the following:

24.1.1.	in clause 1.2.9 “R271,381,043.80 (two hundred and seventy one million three hundred and eighty one thousand and forty three Rand and eighty cents)” be replaced with “R2,442,429,393.90 (two billion four hundred and forty two million four hundred and twenty nine thousand three hundred and ninety three Rand and ninety cents)”-, and in clause 1.2.10 “R2,442,429,393.90 (two billion four hundred and forty two million four hundred and twenty nine thousand three hundred and ninety three Rand and ninety cents)” be replaced with “R271,381,043.80 (two hundred and seventy one million three hundred and eighty one thousand and forty three Rand and eighty cents)”;

24.1.2.	clause 1.2.62 be amended to read as follows:

““Investec Luxco Agreement” means an agreement entered into or to be entered into between, inter alia, Investec, Guernsey SPV, Luxco and PIC in terms of which, inter alia, PIC will repurchase all of the shares held by Investec in its issued share capital;”;

24.1.3.	the deletion of clause 3.1.6.1 in its entirety;

24.1.4.	clause 9.2.2 be amended to read as follows:

“9.2.2.       If the repurchase by Richtrau of the RPM Richtrau Sale Shares in terms of this clause 9 has not been implemented within 120 (one hundred and twenty) business days (as contemplated in the Companies Act) after the board resolution contemplated in clause 2.9.4.1 has been passed then RPM, Clidet and Lexshell shall use their respective reasonable endeavours to procure that the board of directors of Richtrau passes the board resolution contemplated in clause 2.9.4.1 again, provided that they are of the view, acting reasonably, that Richtrau is solvent and liquid as contemplated in section 4 of the Companies Act at that lime. Subject to the proviso to this clause 9.2.2, this clause shall apply on each anniversary of the 120th (one hundred and twentieth) business day (as contemplated in the Companies Act) of the date of the passing of a board resolution contemplated in clause 2.9.4.1 until such time as the repurchase by Richtrau of the RPM Richtrau Sale Shares in terms of this clause 9 has been implemented, provided that after the 5th (fifth) such anniversary, that requirement shall lapse. Notwithstanding the abovementioned reasonable endeavours obligations in respect of RPM, Clidet and Lexshell, such obligations shall not require RPM, Clidet or Lexshell to make Richtrau solvent and liquid in any manner whatsoever for purposes of enabling Richtrau to comply with solvency and liquidity test (as set out in section 4 of the Companies Act).”‘,

24.1.5.	the provisions of clause 26 are included, mutatis mutandis, as a new clause in the Loan Creation Consolidation Agreement; and

24.1.6.	clause 18.1.1.1 be amended to read as follows:

“18.1.1.1.    the 1st (first) anniversary of the Effective Date (other than any warranties and undertakings by Ivy Lane in respect of clause 11 and warranties end undertakings by BBKT in respect of clause 14, in respect of which the reference above to “Effective Date” shall be a reference to the “Second Closing Date”)”;

24.1.7.	the deletion in its entirety of the proviso to clause 18.4 of the Loan Creation Consolidation Agreement, which provisio reads as follows: “provided that if Luxco or PPM (as the case may be) is unsuccessful in claiming the joint portion of its Loss on the basis set out above from BBKT or Ivy Lane, as the case may be, (the “Non-Liable Party”) then if Luxco or PPM (as the case may be) has diligently asserted its rights to claim the Loss jointly from both BBKT and Ivy Lane on the basis set out in clauses 18.4.1 or 18.4.2 above (as the case may be) it shall be entitled to claim the entire Loss suffered by it (less any portion of any Loss recovered by it from the Non-Liable Party) from the other of them and in this regard Luxco or PPM (as the case may be) shall be entitled to state in any proceedings which it institutes for the recovery of any Loss that it claims such Loss from BBKT and Ivy Lane jointly in the relevant proportions set out in clause 18.4.1 or 18.4.2 above (as the case may be) and in the alternative that if it is unsuccessful in claiming the joint portion of its Loss on such basis from either of BBKT or Ivy Lane, as the case may be, then it wishes to claim the entire Loss (less any portion of any Loss recovered by it from the Non-Liable Party) from the other of them.”‘,

24.1.8.	in clause 18.6.2 “8%” be replaced with “15%”;

24.1.9.	the phrase “(and not jointly and severally)” be inserted after the word “jointly” which appears in clauses 6.3.2, 6.3.3, 6.3.4, 10.3.1, 10.4, 10.5, 18.4.1.1, 18.4.1.2, 18.7.1, 18.7.2 and 18.7.3; and

24.1.10.	the phrase “severally” in clause 18.4.2 be replaced with the phrase “Jointly (and not jointly and severally)”.

24.2	The Parties acknowledge and agree that the amendments required in clauses 24.1.1, 24.1.2 and 24.1.3 are simply to remedy a common mistake.

24.3	The Parties record and agree that their respective interpretations of the relevant clauses of the Loan Creation Consolidation Agreement referred to in clauses 24.1.9 and 24.1.10 above is that such clauses provide for liability on a joint, rather than a joint and several, basis and if any Party has a claim in terms of any of the aforesaid clauses then it hereby undertakes in favour of BBKT and Ivy Lane to enforce its rights under such clauses on a Joint, rather than a joint and several, basis.

24.4	The Parties record and agree that the reference to “best endeavours” in clause 9.2.2 of the Loan Creation Consolidation Agreement is not intended to require any Richtrau shareholders to inject cash into Richtrau in the event that it is required in order to pass a subsequent board resolution. The Parties undertake to co-operate fully, and do all that is within their respective powers to ensure that none of the Richtrau shareholders will have to inject funds into Richtrau in order to pass a subsequent board resolution.

24.5	The Parties (who are parties to the Subscription Agreement) hereby undertake in favour of one another to use their reasonable endeavours to procure that RPM and the Relevant Consenting Parties agrees to amend the Subscription Agreement by deleting clause 14.2 of the Subscription Agreement in its entirely and if the Relevant Consenting Parties do so agree then each of the Parties (who are parties to the Subscription Agreement) undertakes in favour of all of the other Parties to sign an addendum to the Subscription Agreement amending the Subscription Agreement as aforesaid.

24.6	All of the Parties to this Agreement who are also parties to the Subscription Agreement hereby unconditionally and irrevocably undertake in favour of one another to use their respective reasonable endeavours to procure that the Relevant Consenting Parties in respect of the Subscription Agreement agree to amend the Subscription Agreement (by signing an addendum thereto) to deal with the following:

24.6.1.	in clause 1.2.8 “R271,381,043.80 (two hundred and seventy one million three hundred and eighty one thousand and forty three Rand and eighty cents)’” be replaced with “R2,442,429,393.90 (two billion four hundred and forty two million four hundred and twenty nine thousand three hundred and ninety three Rand and ninety cents)”; and in clause 1.2.9 “R2,442,429,393.90 (two billion four hundred and forty two million four hundred and twenty nine thousand three hundred and ninety three Rand and ninety cents)” be replaced with “R271,381,043.80 (two hundred and seventy one million three hundred and eighty one thousand and forty three Rand and eighty cents)”;

24.6.2.	clause 1.2.50 be amended to read as follows:

““Investec Luxco Agreement” means an agreement entered into or to be entered into between, inter alia, Investec, Guernsey SPV, Luxco and PIC in terms of which, inter alia, PIC will repurchase all of the shares held by Investec in its issued share capital;”;

24.6.3.	clauses 5.1.1 be amended to read as follows: “Ivy Lane’s obligation to pay the Ivy Lane PIC Consideration Shares Subscription Price shall be set-off against Platmin’s obligation to pay the Ivy Lane PIC Consideration Claim to Ivy Lane and pursuant thereto Platmin shall issue (and, for the avoidance of doubt, Platmin shall be obliged to so issue) to Ivy Lane the Ivy Lane PIC Consideration Shares, and in this regard at the Closing Venue the Escrow Agent, for and on behalf of Platmin shall deliver to Ivy Lane: an original share certificate reflecting Ivy Lane as the registered owner of the Ivy Lane PIC Consideration Shares and a copy of Platmin’s share register reflecting Ivy Lane as the registered owner of the Ivy Lane PIC Consideration Shares;” instead of reading as follows: “the Ivy Lane PIC Consideration Shares Subscription Price shall be discharged by Platmin’s obligation to pay the Ivy Lane PIC Consideration Claim to Ivy Lane being set-off against Ivy Lane’s obligation to pay the Ivy Lane PIC Consideration Shares Subscription Price to Platmin and pursuant thereto Platmin shall issue (and, for the avoidance of doubt, Platmin shall be obliged to so issue) to Ivy Lane the Ivy Lane PIC Consideration Shares, and in this regard at the Closing Venue the Escrow Agent, for and on behalf of Platmin shall deliver to Ivy Lane: an original share certificate reflecting Ivy Lane as the registered owner of the Ivy Lane PIC Consideration Shares and a copy of Platmin’s share register reflecting Ivy Lane as the registered owner of the Ivy Lane PIC Consideration Shares;” and that clauses 5.1.2 to 5.1.9 and 5.2 be amended, mutatis mutandis, on the same basis;

24.6.4.	in:

24.6.4.1.	clause 11.1 - replacing the words “Second Effective Date” with “Second Closing Date”;

24.6.4.2.	clause 11.1 - replacing the word below “below” wherever it appears with “below/above”

24.6.4.3.	clause 11 - replacing the word “reduce” wherever it appears with “reduce/increase”; and

24.6.4.4.	clause 11 - replacing the word “increase” wherever it appears with “reduce/increase”; and

24.6.5.	the insertion of the following words after the last word in clause 15.3: “provided that this clause 15.3 shall not be construed as requiring any Party to agree to any obligation which does not apply to it otherwise or to give up any right which it has”.

24.7	The Parties record and agree that their respective interpretations of clause 15.3 of the Subscription Agreement is that clause 15.3 of the Subscription Agreement requires that, in respect of clauses 15.1 and 15.2 of the Subscription Agreement, each party to the Subscription Agreement must not interfere with or prejudice the implementation and/or conclusion of a transaction between the Potential Buyer and any party to the Subscription Agreement, provided that in complying with such obligation none of the parties to the Subscription Agreement are required to agree to any obligation which does not apply to it otherwise or to give up any right which it has.

24.8	The Parties record and agree that Platmin “taking any other action in respect of its share capital” (as contemplated in clause 11.1.4 of the Subscription Agreement) could increase the percentage which the Additional BBKT IBMR Consideration Shares, once issued, constitutes of Platmin’s issued share capital above the percentage which the Additional BBKT IBMR Consideration Shares should have constituted of Platmin’s issued share capital and (although clause 11 of the Subscription Agreement only refers to ‘an increase in the percentage which the Additional BBKT IBMR Consideration Shares should, once issued, constitute of Platmin’s issued share capital) in such a scenario the Parties hereby agree that the percentage which the Additional BBKT IBMR Consideration Shares, once issued, constitutes of Platmin’s issued share capital may, depending on the circumstances, be decreased to place the Parties in the same commercial position. Each of the Parties hereby unconditionally and irrevocably undertakes in favour of one another not to enforce any rights that it may have, and hereby unconditionally and irrevocably waives any right to rely on, or to enforce, any of its rights to require, assert or allege anything contrary to the provisions of this clause 24.8.

24.9	The Parties acknowledge and agree that the amendments required in clauses 24.6.1 and 24.6.2 are simply to remedy a common mistake.

24.10	All of the Parties who are also parties to the Loan Creation Consolidation Agreement and/or the Subscription Agreement (as the case may be) (the “Relevant Consolidation Agreement”) hereby unconditionally and irrevocably undertake in favour of one another to sign an addendum to the Relevant Consolidation Agreement amending the Relevant Consolidation Agreement pursuant to the Relevant Consenting Parties agreeing thereto as contemplated in any of the provisions of clause 24.1 and/or 24.6 on the basis that if the Relevant Consenting Parties agree to sign an addendum in respect of some but not all of the amendments contemplated in clauses 24.1 and 24.6 then this clause shall apply in respect of those amendments to which the Relevant Consenting Parties have agreed.

25.	LIMITATION OF LIABILITY

25.1	Notwithstanding the warranties and undertakings given by any of the Parties, no liability shall attach to any of the Parties in relation to Loss under this Agreement -

25.1.1.	after the earlier of:

25.1.1.1.	the 1st (first) anniversary of the Effective Date; and

25.1.1.2.	an initial public offering by Platmin of Platmin Shares and/or the listing of Platmin Shares on any Recognised Exchange;

25.1.2.	for any loss of profit or any other indirect, special or consequential loss;

25.1.3.	which are, together with the Losses which an aggrieved Party (“Aggrieved Party”) is claiming against a purported breaching Party (“Breaching Party”) under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, less than R5.000,000.00 (five million Rand) in aggregate, provided that when such aggregate or individual Losses exceed the said amounts, the relevant Party shall, subject to the provisions of clauses 25.1.4 and 25.1.5, be liable for the full amount of such claim/s and/or loss/es and/or liability/ies and not only for the amount in excess of the said amounts;

25.1.4.	if an Aggrieved Party has not issued summons against a Breaching Party for recovery of such Losses or made a demand for arbitration in regard thereto in terms of clause 29 by not later than the relevant date contemplated in clause

25.1.5.	provided that if an Aggrieved Party has, before such date, given written notice in respect of any claim which it may have to the Breaching Party and has within 180 (one hundred and eighty) days after such date issued summons or commenced arbitration proceedings for the recovery thereof, unless such Loss is contingent in which event the Aggrieved Party must have given notice thereof to the Breaching Party prior to the Effective Date and must have issued summons or commenced arbitration proceedings for the recovery thereof within 180 (one hundred and eighty) days after the Breaching Party has become aware that such claim, loss or liability has ceased to be contingent and has become actual, the warranties and undertakings given in respect of such notified matter shall survive as long as may be necessary to permit the final resolution of such matter; or

25.1.6.	which, together with the liability which attaches to such Party in relation to Loss under the Loan Creation Consolidation Agreement and the Subscription Agreement, and each of the Parties hereby unconditionally and irrevocably waives its right to rely on, or to enforce, any of its rights contained in the Loan Creation Consolidation Agreement in this regard, in aggregate exceeds an amount of:

25.1.6.1.	R1,757,710,620.60 (one billion seven hundred and fifty seven million seven hundred and ten thousand six hundred and twenty Rand and sixty cents) in respect of Ivy Lane on the basis that the aggregate amount recoverable from Ivy Lane under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, exclusive of interest and costs, from whatever cause arising, shall be limited to the aforesaid amount, and the Aggrieved Party hereby undertakes in favour of Ivy Lane not to enforce, and hereby unconditionally and irrevocably waives its right to rely on,any of its rights to recover Losses under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement which exceed the aforesaid amount;

25.1.6.2.	(a) R1.819.780,693.40 (one billion eight hundred and nineteen million seven hundred and eighty thousand six hundred and ninety three Rand and forty cents) prior to the Second Closing Date in respect of BBKT on the basis that the aggregate amount recoverable from BBKT under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, exclusive of interest and costs, from whatever cause arising, prior to the Second Closing Date shall be limited to the aforesaid amount set out in this clause 25.1.5.2(a), and the Aggrieved Party hereby undertakes in favour of BBKT not to enforce, and hereby unconditionally and irrevocably waives its right to rely on, any of its rights to recover Losses under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement which exceed the aforesaid amount in respect of Losses prior to the Second Closing Date; and (b) R90.369,887.50 (ninety million three hundred and sixty nine thousand eight hundred and eighty seven Rand and fifty cents) after the Second Closing Date in respect of BBKT on the basis that the aggregate amount recoverable from BBKT under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, exclusive of interest and costs, from whatever cause arising, after the Second Closing Date shall be limited to the aforesaid amount set out in this clause 25.1.6.2(b), and the Aggrieved Party hereby undertakes in favour of BBKT not to enforce, and hereby unconditionally and irrevocably waives its right to rely on, any of its rights to recover Losses under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement which exceed the aforesaid amount in respect of Losses after the Second Closing Date unless the Loss relates to a breach of any of the warranties contained in clauses 14.3.1.1 to 14.3.1.4 of the Loan Creation Consolidation in which case the liability cap contemplated in this clause 25.1.5.2(b) shall be R1,910,150,580.90 (one billion nine hundred and ten million one hundred and fifty thousand five hundred and eighty Rand and ninety cents) instead of R90.369,887.50 (ninety million three hundred and sixty nine thousand eight hundred and eighty seven Rand and fifty cents);

25.2	No Party shall have any claim whatsoever against any other Party in respect of any breach of any of the warranties or undertakings contained in this Agreement if and to the extent that -

25.2.1.	such breach or claim occurs as a result of any unforeseeable:

25.2.1.1.	legislation not in force at the Signature Date which takes effect retrospectively; or

25.2.1.2.	change in any applicable law or in its interpretation after the Signature Date;

25.2.2.	such breach is within the actual knowledge of the Aggrieved Party, or its directors, its officers or its shareholders, at the Signature Date. The Parties agree that:

25.2.2.1.	the IDC Subscription Agreement and the IDC Relationship Agreement and their respective terms and conditions are within the actual knowledge of all of the Parties at the Signature Date; and

25.2.2.2.	this clause shall 25.2.2 shall not apply in respect of the warranties given by: (a) Platmin to Ivy Lane and BBKT under clause 14; and (b) Ivy Lane and BBKT to Platmin under clause 14;

25.2.3.	such breach arises from the implementation of any of the matters contemplated in the Transaction Agreements, other than as a result of a breach of any of the provisions thereof;

25.2.4.	such breach or claim would not have arisen but for any voluntary act or negligent omission on the part of the Aggrieved Party or any of such Party’s Group when the breach occurred; or

25.2.5.	such breach or claim arises as a result only of any unforeseeable changes after the Effective Date in the accounting bases, policies or methods used to value any assets or to provide for any liabilities.

25.3	If Platmin wishes to claim in respect of any Loss suffered by it as a result of a breach of any warranty contained in:

25.3.1.	clause 14 in relation to a warranty in respect of IBMR then Platmin shall be obliged to claim such Loss from both BBKT and Ivy Lane jointly (and not jointly and severally) in the following proportions: as to 50.1% from BBKT; and as to 49.9% from Ivy Lane; or

25.3.2.	clause 14 in relation to a warranty in respect of Richtrau then Platmin shall be obliged to claim such Loss from BBKT and Ivy Lane jointly (and not jointly and severally) in the following proportions: as to 50% from BBKT and as to 50% from Ivy Lane.

25.4	Each of the warranties and undertakings in this Agreement are limited and qualified to the extent to which disclosure of any fact or circumstance has been made in any publicly available information.

25.5	Nothing in this clause 25 shall in any way diminish a Party’s common law obligation to mitigate its loss.

26.	BASIS UPON WHICH CLAIMS FOR LOSSES WILL BE SETTLED BY BBKT, IVY LANE AND PLATMIN AND/OR ANY PLATMIN SUBSIDIARY

26,1.	If any Aggrieved Party has a claim against BBKT or Ivy Lane (the “Relevant Breaching Parties”) for any Loss suffered by it as result of any breach by a Relevant Breaching Party of any of the: (a) terms or conditions under this Agreement, the Loan Creation Consolidation Agreement or the Subscription Agreement; or (b) warranties or representations given by it under this Agreement, the Loan Creation Consolidation Agreement or the Subscription Agreement, then such Loss shall be discharged as follows;

26.1.1.	if the Aggrieved Party is Platmin or a Platmin Subsidiary, then Platmin shall be entitled, upon written notice to the Relevant Breaching Party, to elect to:

26.1.1.1.	repurchase that number of the Relevant Breaching Party’s Platmin Shares the fair market value of which (as at the date upon which such fair market value is agreed in accordance with clause 26.1.3 or determined in accordance with clause 26.1.4, as the case may be, the “Determination Date”) is equal to such Loss, subject to Platmin obtaining all requisite board and shareholder approvals required for such share repurchase. If such number of Platmin Shares so repurchased constitutes a fraction, then the number of Platmin Shares repurchased shall be rounded up to the nearest whole number; and/or

26.1.1.2.	require that the Relevant Breaching Party sells that number of the Relevant Breaching Party’s Platmin Shares the fair market value of which (as at the Determination Date) is equal to such Loss to any Platmin Subsidiary;

26.1.2.	if the Aggrieved Party is any Party other than Platmin or a Platmin Subsidiary, then that Party shall be entitled, upon written notice to the Relevant Breaching Party, to require that Relevant Breaching Party sells that number of the

Relevant Breaching Party’s Platmin Shares the fair market value of which (as at the Determination Date) is equal to such Loss to it;

26.1.3.	by not later than 10 (ten) Business Days after the delivery of the relevant notice contemplated in clauses 26.1.1 and/or 26.1.2 the Aggrieved Party and the Relevant Breaching Party shall meet with one another to attempt to agree the fair market value of the Relevant Breaching Party’s Platmin Shares and the number of the Relevant Breaching Party’s Platmin Shares to be purchased by the Aggrieved Party, or repurchased by Platmin and it elects to do so in terms of clause 26.1.1.1, as the case may be;

26.1.4.	should the Relevant Breaching Party and the Aggrieved Party: (a) fail to meet timeously in accordance with clause 26.1.3; or (b) meet timeously in accordance with clause 26.1.3 but fail to reach agreement on the fair market value of the Relevant Breaching Party’s Platmin Shares and the number of the Relevant Breaching Party’s Platmin Shares to be purchased or repurchased (as the case may be) within the time period prescribed in terms of clause 26.1.3, then, in the case of either (a) or (b) occurring, within 20 (twenty) Business Days after the delivery of the relevant notice contemplated in clauses 26.1.1 and/or either of the Relevant Breaching Party or the Aggrieved Party shall be entitled to refer such matter to an Expert for determination and such Expert shall make its determination based on accepted market practices at the time;

26.1.5.	the Relevant Breaching Party and the Aggrieved Party undertake in favour of one another to ensure that the processes contemplated in clause 26.1.3, and if applicable, clause 26.1.4 are completed expediently;

26.1.6.	by not later than the 5th (fifth) Business Day after the Determination Date (or as soon as reasonably practical after all regulatory approvals (if any) required for the transaction contemplated in this clause 26.1 have been obtained):

26.1.6.1.	the purchase price (being the fair market value of the Relevant Breaching Party’s Platmin Shares purchased or repurchased in terms of this clause 26.1) payable by the Aggrieved Party to the Relevant Breaching Party for the Platmin Shares so purchased or, in the case of Platmin, repurchased in terms of this clause 26.1 shall be set-off against the Aggrieved Party’s claim against the Relevant Breaching Party in respect of the aforesaid Loss;

26.1.6.2.	the Relevant Breaching Party shall deliver the relevant share certificate(s) in respect of the Relevant Breaching Party’s Platmin

Shares purchased or repurchased (as the case may be) in terms of this clause 26.1, together with such duly executed transfer forms as may be required by law for the transfer of the aforesaid Platmin Shares, to the Aggrieved Party;

26.1.6.3.	the Relevant Breaching Party and the Aggrieved Party shall procure (insofar as they are able) that: (a) the transfer of the Relevant Breaching Party’s Platmin Shares are duly registered in the case of a share purchase under this clause 26.1; or (b) the Relevant Breaching Party’s Platmin Shares are duly cancelled in the case of a repurchase by Platmin thereof under this clause 26.1; and

26.1.7.	the implementation of the transaction/s contemplated in this clause 26.1.3 may require approvals by law or regulation to give effect thereto, the Parties undertake in favour of one another to use their reasonable endeavours and undertake to do all things, perform all such actions and take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to expediting any regulatory approval process and obtaining any relevant regulatory approvals.

26.2	The Platmin Shares which may be purchased / repurchased from each Relevant Breaching Party in terms of this clause 26.1 shall be limited to the Platmin Shares issued to it in terms of the Subscription Agreement;

26.3	Clause 26.1 shall be the sole basis upon which an Aggrieved Party is entitled to recover Loss suffered by it as result of any breach by a Relevant Breaching Party of any of the: (a) terms or conditions under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement; or (b) warranties or representations given by it under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, provided that if:

26.3.1.	the Relevant Breaching Party Disposes of all of the Platmin Shares issued to it in terms of the Subscription Agreement to any person other than a member of the Relevant Breaching Party’s Party’s Group then with effect from the date upon which it so Disposes of such Platmin Shares, clause 26.1 shall not apply and the Relevant Breaching Party shall be liable to settle Losses incurred after the date of such Disposal in cash; however, the Relevant Breaching Party shall not be liable for any Loss which exceeds the purchase price payable to it pursuant to such Disposal. Therefore, where the Relevant Breaching Party Disposes of all of the Platmin Shares issued to it in terms of the Subscription

Agreement to a member of its Party’s Group then such member shall, mutatis mutandis in accordance with clause 26.1, settle Losses by way of the Platmin Shares so Disposed of to it;

26.3.2.	the Relevant Breaching Party Disposes of some the Platmin Shares issued to it in terms of the Subscription Agreement to:

26.3.2.1.	any person other than a member of the Relevant Breaching Party’s Party’s Group, then until it has Disposed of all of the Platmin Shares issued to it in terms of the Subscription Agreement (in which circumstances clause 26.3.1 shall apply), such Party undertakes in favour of the other Parties that it shall settle Losses incurred after the date of such Disposal in cash; however such Party shall not be liable to settle Losses in cash in the circumstances where such Losses amount to more than the cash which it has received pursuant to such Disposal and if the Losses exceed such amount, then the balance shall be settled with remaining Platmin Shares held by the Relevant Breaching Party; or

26.3.2.2.	a member of the Relevant Breaching Party’s Party’s Group, then after the date of such Disposal:

26.3.2.2.1.	such member shall, mutatis mutandis in accordance with clause 26.1, settle Losses by way of the Platmin Shares so Disposed of to it; and

26.3.2.2.2.	the balance of any Losses exceeding the Losses settled pursuant to clause 26.3.2.2.1 shall be settled with the remaining Platmin Shares issued to the Relevant Breaching Party in terms of the Subscription Agreement and not Disposed of by it to the relevant member of its Party’s Group.

26.4	Each of Ivy Lane and BBKT undertakes in favour of the other Parties that it shall notify them immediately upon Disposing of any Platmin Shares, and such notification shall include evidence of the purchase price received (or to be received). Furthermore where any of Ivy Lane and/or BBKT Dispose of Platmin Shares (the “Disposing Party”) to an entity which forms part of that Party’s Group, then in such circumstances such Party shall procure that the member of that Party’s Group delivers a written undertaking to the other Parties that it shall be bound to deliver Platmin Shares to the relevant other Parties should the Disposing

Party have been obliged to in accordance with the abovementioned clauses. The Disposing Party/ies hereby guarantees any such acquirer’s obligations in this regard.

26.5	Each of Ivy Lane and BBKT hereby undertakes in favour of Platmin and any relevant Platmin Subsidiary to forthwith, upon written demand received by it from Platmin and/or the relevant Platmin Subsidiary, re-imburse Platmin and any relevant Platmin Subsidiary (in cash by way of direct electronic funds transfer, without set-off, deduction or withholding of any nature whatsoever, into bank accounts nominated by Platmin and the relevant Platmin Subsidiary in writing) for all Taxes, incurred by:

26.5.1.	Platmin pursuant to the repurchase by Platmin of a Relevant Breaching Party’s Platmin Shares in terms of this clause 25,1,3; and/or

26.5.2.	any relevant Platmin Subsidiary pursuant to the purchase by it of a Relevant Breaching Party’s Platmin Shares in terms of this clause 25.1.3.

26.6	If an Aggrieved Party is BBKT or Ivy Lane (the “Shareholder Aggrieved Party”) and such Party has a claim against Platmin and/or any Platmin Subsidiary (the “Platmin Member”) to recover Loss suffered by it as result of any breach by the Platmin Member of any of the: (a) terms or conditions under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement; or (b) warranties or representations given by it under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, then the Shareholder Aggrieved Party shall be entitled, upon written notice to Platmin to require that Platmin Issues to it so many Platmin Shares the fair market value of which (as at the date upon which such fair market value is agreed in accordance with clause 26.7 or determined in accordance with clause 26.8, as the case may be (the “Final Determination Date”)) is equal to such Loss to it.

26.7	By not later than 10 (ten) Business Days after the delivery of the relevant notice contemplated in clause 26.6 the Shareholder Aggrieved Party and the Platmin Member shall meet with one another to attempt to agree the fair market value of the relevant Platmin Shares to be issued and the number of Platmin Shares to be issued.

26.8	Should the Platmin Member and the Shareholder Aggrieved Party: (a) fail to meet timeously in accordance with clause 26.7; or (b) meet timeously in accordance with clause 26.7 but fail to reach agreement on the fair market value of the relevant Platmin Shares to be issued and/or the number of Platmin Shares to be issued within the time period prescribed in terms of clause 26.7, then, in the case of either (a) or (b) occurring, within 20 (twenty) Business Days after the delivery of the relevant notice contemplated in clause 26.6, either of the Platmin Member or the Shareholder Aggrieved Party shall be entitled to refer such matter to an Expert for determination and such Expert shall make its determination based on accepted market practices at the time.

26.9	The Platmin Member and the Shareholder Aggrieved Party undertake in favour of one another to ensure that the processes contemplated in clause 26.6, and if applicable, clause 26.8 are completed expediently.

26.10	By not later than the 5th (fifth) Business Day after the Final Determination Date (or as soon as reasonably practical after all regulatory approvals (if any) required for the transaction contemplated in this clause 25.1.3 have been obtained):

26.10.1.	the price (being the fair market value of the relevant Platmin Shares to be issued in terms of this clause 25.1.3) payable by the Shareholder Aggrieved Party for the relevant Platmin Shares to be issued shall be set-off against the Shareholder Aggrieved Party’s claim against the Platmin Member in respect of the aforesaid Loss; and

26.10.2.	Platmin shall issue to the Shareholder Aggrieved Party so many Platmin Shares the fair market value of which (as agreed or determined in accordance with the above) is equal to the Loss, and in this regard the Platmin shall deliver to the Shareholder Aggrieved Party: an original share certificate reflecting the Shareholder Aggrieved Party as the registered owner of the aforesaid Platmin Shares and a copy of Platmin’s share register reflecting the Shareholder Aggrieved Party as the registered owner of the aforesaid Platmin Shares.

26.11	Clauses 26.6 to 26.8 shall be the sole basis upon which a Shareholder Aggrieved Party is entitled to recover Loss suffered by it as result of any breach by a Platmin Member of any of the: (a) terms or conditions under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement; or (b) warranties or representations given by it under this Agreement, the Loan Creation Consolidation Agreement and the Subscription Agreement, provided that if Platmin is unable to issue the applicable number of Platmin Shares to the Shareholder Aggrieved Party within 60 (sixty) days of the Shareholder Aggrieved Party being entitled to receive same then the Shareholder Aggrieved Party shall be entitled to recover the relevant Losses in cash from Platmin. Furthermore, if any Platmin shareholder does not deliver its Platmin Shares in accordance with this clause 26 within 60 (sixty) days of being required to do so then the aggrieved Party shall be entitled to recover the relevant Losses in cash from the relevant Platmin Shareholder.

27.	INDEMNITY

27.1	Where:

27.1.1.	BBKT is of the view that Platmin or one of its Subsidiaries (the “Relevant Platmin Party”) should pursue a claim pursuant to a breach of a warranty or undertaking by Ivy Lane in favour of a Relevant Platmin Party; or

27.1.2.	Ivy Lane is of the view that a Relevant Platmin Party should pursue a claim pursuant to a breach of a warranty or undertaking by BBKT in favour of a Relevant Platmin Party,

then in such circumstances BBKT or Ivy Lane (as the case may be) shall be entitled to notify the Relevant Platmin Party thereof in writing (the “Breach Notice”).

27.2	Should a Relevant Platmin Party receive a Breach Notice then:

27.2.1.	the Party that sent the Breach Notice (the “Notifying Party”) and the relevant Platmin Party shall use their reasonable endeavours to ensure that they agree on whether the Relevant Platmin Party should pursue the claim;

27.2.2.	if after 30 (thirty) Business Days after the receipt by the Relevant Platmin Party of the Breach Notice it is of the view that the claim should not be pursued and the Notifying Party remains of the view that the claim should be pursued then they shall attempt to agree on 3 (three) senior counsel advocates and/or attorneys of not less than 15 (fifteen) years standing (the “Relevant Legal Practitioners”) to consider whether in the Relevant Legal Practitioners’ opinions the Relevant Platmin Party would, on a balance of probabilities, be successful if it had to pursue the claim. If the Relevant Platmin Party and the Notifying Party are unable to agree on the Relevant Legal Practitioners within 15 (fifteen) Business Days after the expiry of the above- mentioned 30 (thirty) Business Day period then, they shall forthwith each submit 5 names to the chairperson of the Johannesburg Bar Council to choose from and decide who the Relevant Legal Practitioners should be and the Notifying Party and the Relevant Platmin Party shall be bound by the decision made by the Chairperson of the Johannesburg Bar Council in respect of the Relevant Legal Practitioners. The Notifying Party and the Relevant Platmin Party shall use their reasonable endeavours to procure that the Relevant Legal Practitioners deliver their opinions as soon as is reasonably practicable. If at least 2 of the Relevant Legal Practitioners deliver opinions to the effect that the Relevant Platmin Party would on a balance of probabilities in their opinions:

27.2.2.1.	not be successful if it had to pursue the claim, then the Notifying Party shall make payment (and provide proof to the Relevant Platmin Party in respect thereof) of all of the Relevant Legal

Practitioners’ costs and the Relevant Platmin Party shall not pursue the claim; and

27.2.2.2.	be successful if it had to pursue the claim, then the Relevant Platmin Party shall make payment (and provide proof to the Notifying Party in respect thereof) of all of the Relevant Legal Practitioners’ costs and the Relevant Platmin Party shall pursue the claim.

28.	CONFIDENTIALITY AND PUBLICITY

28.1	Any information obtained by any Party in terms, or arising from the implementation of this Agreement shall be treated as confidential by the Parties and shall not be used, divulged or permitted to be divulged to any person not being a Party to this Agreement, without the prior written consent of the other Parties save that;

28.1.1.	each Party shall be entitled to disclose such information to its employees, its directors, shareholders, professional advisors and funders who have a need to know and who have been directed by the disclosing Party to keep such information confidential and have undertaken to keep such information confidential;

28.1.2.	each Party shall be entitled to disclose this Agreement to RPM;

28.1.3.	Platmin and/or any of its Subsidiaries and/or its or their advisors shall be entitled to disclose such information (as well as any other information) to the Industrial Development Corporation of South Africa Limited and/or their advisors as well as any persons who require such information for purposes of:

28.1.3.1.	the IDC Subscription Agreement; and/or

28.1.3.2.	an initial public offering by Platmin of Platmin Shares and/or the listing of Platmin Shares on any Recognised Exchange, provided that before revealing such information to any such persons, Platmin and/or any of its Subsidiaries and/or its or their advisors undertake to procure that the persons are aware of the confidential nature of the information being made available to them;

28.1.4.	each Party shall be entitled to disclose any information which is required to be furnished by law or regulation or by existing contract as at the Signature Date or by any stock exchange; and

28.1.5.	no Party shall be precluded from using or divulging such information in order to pursue any legal remedy available to it.

28.2	In the event that a Party is required to disclose information as contemplated in clause 28.1.4, such Party will:

28.2.1.	advise any Party/ies in respect of whom such information relates (the “Relevant Party/ies”) in writing prior to disclosure, if possible;

28.2.2.	lake such steps to limit the disclosure to the minimum extent required to satisfy such requirement and to the extent that it lawfully and reasonably can;

28.2.3.	afford the Relevant Party/ies a reasonable opportunity, if possible, to intervene in the proceedings;

28.2.4.	comply with the Relevant Party/ies’ reasonable requests as to the manner and terms of such disclosure; and

28.2.5.	notify the Relevant Party/ies of the recipient of, and the form and extent of, any such disclosure or announcement immediately after it was made.

29.	ARBITRATION PROCEDURES

29.1	Unless provided for to the contrary in this Agreement, a dispute which arises in regard to:

29.1.1.	the interpretation of;

29.1.2.	the carrying into effect of;

29.1.3.	any of the Parties’ rights and obligations arising from;

29.1.4.	the termination or purported termination of or arising from the termination of; or

29.1.5.	the rectification or proposed rectification of this Agreement, or out of or pursuant to this Agreement or on any matter which in terms of this Agreement requires agreement by the Parties, (other than where an interdict is sought or urgent relief may be obtained from a court of competent jurisdiction), shall be submitted to and decided by arbitration.

29.2	That arbitration shall be held:

29.2.1.	with only the Parties and their representatives present thereat; and

29.2.2.	at Sandton, Souyh Africa.

29.3	It is the intention that the arbitration shall, where possible, be held and concluded in 21 (twenty one) Business Days after it has been demanded.

29.4	Save as expressly provided in this Agreement to the contrary, the arbitration shall be subject to the arbitration legislation for the time being in force in South Africa.

29.5	There shall be 1 (one) arbitrator who shall, if the question in issue is:

29.5.1.	primarily an accounting matter, an independent chartered accountant with not less than 10 (ten) years’ experience as a chartered accountant;

29.5.2.	primarily a legal matter, a practising senior counsel or, alternatively, a practising attorney of not less than 15 (fifteen) years’ experience as an attorney; or

29.5.3.	any other matter, a suitably qualified person.

29.6	The appointment of the arbitrator shall be agreed upon by the Parties in writing or, failing agreement by the Parties within 10 (ten) Business Days after the arbitration has been demanded, at the request of any of the Parties shall be nominated by the Chairman for the time being of the Arbitration Foundation of South Africa (or its successor body in title) (“AFSA”). If that person falls or refuses to make the nomination, any Party may approach the High Court of South Africa to make such an appointment. To the extent necessary, the court is expressly empowered to do so.

29.7	The Parties shall keep the evidence in the arbitration proceedings and any order made by any arbitrator confidential unless otherwise contemplated herein.

29.8	The arbitrator shall be obliged to give his award in writing fully supported by reasons.

29.9	The provisions of this clause are severable from the rest of this Agreement and shall remain in effect even if this Agreement is terminated for any reason.

29.10	The arbitrator shall have the power to give default judgment if any Party fails to make submissions on due date and/or fails to appear at the arbitration, which judgment the arbitrator shall be entitled to rescind on good cause shown in terms of the legal principles applicable to rescission of judgments.

30.	GOVERNING LAW

30.1	This Agreement is governed by, and all disputes, claims, controversies, or disagreements of whatever nature arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, termination or enforceability shall be resolved in accordance with the laws of South Africa.

30.2	Notwithstanding anything to the contrary contained in clause 29, any Party shall be entitled to apply for any interdict (or any other matter that cannot be resolved pursuant to clause 29) to be heard by any competent court having jurisdiction in any dispute arising from or in connection with this Agreement, and the Parties consent to same, save that if:

30.2.1.	BBKT is the Party applying for urgent relief or claiming an order of specific performance against any of the other Parties, the Parties hereby consent and submit to the exclusive Jurisdiction of the South Gauteng High Court of the Republic of South Africa in any dispute arising from or in connection with this Agreement; and

30.2.2.	any Party is applying for urgent relief or claiming an order of specific performance against BBKT then the Parties hereby consent and submit to the exclusive jurisdiction of the South Gauteng High Court of the Republic of South Africa in any dispute arising from or in connection with this Agreement provided that such court has Jurisdiction to hear such matter.

31.	CO-OPERATION AND GOOD FAITH

Each of the Parties undertakes to exhibit the utmost good faith to the others in giving effect to the terms of this Agreement and hereby undertake to:

31.1	do, and to procure the doing by other persons, and to refrain and procure that other persons will refrain from doing, all such acts; and

31.2	pass, and to procure the passing of all such resolutions of directors or shareholders of any company,

to the extent that the same may depend on such Party as may be required to give effect to the import or intent of this Agreement.

32.	BREACH AND INDIVISIBILITY

If a Party (the “Defaulting Party”) commits any breach of this Agreement and fails to remedy such breach within 10 (ten) Business Days, (the “Notice Period”) of written notice requiring the breach to be remedied, then the Party giving the notice (the “Claiming Party”) will be entitled to claim immediate specific performance of all or any of the Defaulting Party’s obligations under this Agreement, with or without claiming damages, whether or not such obligation is falling due for performance and the Parties hereby agree that no Party shall be entitled to cancel this Agreement.

33.	CROSS GUARANTEES

If the guarantee by Platmin contemplated in clause 25 of the Loan Creation Consolidation Agreement is unenforceable against Platmin then Luxco, Platmin SA, PPM, West Dunes, LLTI and Clidet (but in respect of Clidet only once clause 6 of the Loan Creation Consolidation Agreement has been implemented) (the “Relevant Platmin Subsidiaries”) hereby jointly and severally guarantee the obligations of Luxco, Platmin SA, PPM, West Dunes, Guernsey SPV, any Platmin Subsidiary contemplated in clause 16.1 of the Subscription Agreement and Clidet (but in respect of Clidet only once clause 6 of the Loan Creation Consolidation Agreement has been implemented) in terms the Loan Creation Consolidation Agreement and the Subscription Agreement and the Relevant Platmin Subsidiaries agree that if any of the aforesaid companies fails to pay or perform in full when due any of its obligations, the Relevant Platmin Subsidiaries shall, upon written demand by the relevant Party so claiming payment or performance, immediately pay or perform the same to the extent that such performance or payment remains unperformed or unpaid by the aforesaid company(ies) when due, respectively, and that in the case of any extension of time for payment or performance or renewal of any of such obligations, the same shall be promptly paid or performed to the extent that such performance or payment remains unperformed or unpaid by such aforesaid company(ies) when due in accordance with the terms of such extension or renewal. Subject to compliance with the relevant laws applicable to the Relevant Platmin Subsidiary, each of the Relevant Platmin Subsidiaries undertakes in favour of the relevant Party wishing to enforce the guarantee contemplated in this clause 33 to pass all board resolutions required in respect of the guarantee contemplated in this clause 33.

34.	WHOLE AGREEMENT, NO AMENDMENT

34.1	This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any other discussions, agreements and/or understandings regarding the subject matter hereof. The Parties record and agree that the Subscription Agreement and/or the Loan Creation Consolidation Agreement do not form part of the “whole agreement” and/or the subject matter as contemplated in this Agreement and they unconditionally and irrevocably waive their rights to ever claim that the Subscription Agreement and/or the Loan Creation Consolidation Agreement form part of the “whole agreement” and/or the subject matter as contemplated in this Agreement.

34.2	No amendment or consensual cancellation of this Agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement and no settlement of any disputes arising under this Agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this Agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this Agreement shall be binding unless recorded in a written document signed by the Parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the Party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

34.3	No oral pactum de non petendo shall be of any force or effect.

34.4	No extension of time or waiver or relaxation of any of the provisions or terms of this Agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement, shall operate as an estoppel against any Party in respect of its rights under this Agreement, nor shall it operate so as to preclude such Party (save as to any extension, waiver or relaxation actually given) thereafter from exercising its rights strictly in accordance with this Agreement.

34.5	To the extent permissible by law no Party shall be bound by any express or implied or tacit term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

35.	DOMICILIA CITANDI ET EXECUTANDI

35.1	The Parties (and the Escrow Agent) choose as their domicilia citandi el executandi for all purposes under this Agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any option), the following addresses:

35.1.1.	Luxco:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.2.	Platmin:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.3.	Ivy Lane:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.4.	BBKT, IBMR and Lexshell:

Physical:	[***]

Postal:	[***]

Fax;	[***]

For the attention of: [***]

With a copy to: The Bakgatla Ba Kgafela - Financial Services (Proprietary) Limited

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.5.	BPJV:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.6.	PIC:

Physical:	[***]

Postal:	[***]

Fax;	[***]

For the attention of: [***]

35.1.7.	Clidet:

Physical:	[***]

Fax:	[***]

For the attention of: [***]

35.1.8.	Platmin SA:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.9.	Guernsey SPV:

Physical: [***]

Postal: [***]

Fax: [***]

For the attention of: [***]

35.1.10.LLTI:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.11.PPM:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.12.West	Dunes:

Physical: [***]

Fax: [***]

For the attention of: [***]

35.1.13.Pallinghurst	Cayman:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.14.Investec:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

35.1.15.	Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l.:

Physical:	[***]

Postal:	[***]

Fax;	[***]

For the attention of: [***]

with a copies to Investec and Ivy Lane at their respective chosen domicilia citandi et executandi if the court process, notice or other document or communication in question is to the Pallinghurst Investor Consortium

35.2	Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by fax.

35.3	Any Party may by notice to any other Party change the physical address chosen as its domicilium citandi et executandi vis-d-vis that Party to another physical address in South Africa or its fax number, provided that the change shall become effective vis-d-vi$ that addressee on the 10th (tenth) Business Day from the receipt of the notice by the addressee.

35.4	Any notice to a Party:

35.4.1.	sent by prepaid registered post (by airmail if appropriate) in a correctly addressed envelope to it at an address chosen as its domicilium citandi et executandi to which post is delivered shall be deemed to have been received on the 7th (seventh) Business Day after posting (unless the contrary is proved);

35.4.2.	delivered by hand to a responsible person during ordinary business hours at the physical address chosen as its domicilium citandi et executandi shall be deemed to have been received on the day of delivery; or

35.4.3.	sent by fax to its chosen fax number stipulated in clause 35.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

35.5	Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

36.	COSTS

Each Party shall bear its own costs in relation to the negotiation, preparation and implementation of this Agreement.

37.	SEVERABILITY

Any provision in this Agreement which is or may become illegal, invalid or unenforceable in any jurisdiction affected by this Agreement shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of this Agreement, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

38.	STIPULATIO ALTERI

No part of this Agreement shall constitute a stipulatio alteri in favour of any person who is not a Party to the Agreement unless the provision in question expressly provides that it does constitute a stipulatio alien.

39.	NO CESSION AND ASSIGNMENT

Except as expressly provided in this Agreement, no Party shall be entitled to cede, assign, transfer or delegate all or any of its rights, obligations and/or interest in, under or in terms of this Agreement to any third party without the prior written consent of the other Parties (which consent shall not be unreasonably withheld).

40.	EXECUTION IN COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement as at the date of signature of the Party that signs its counterpart last in time.

Signed by the Parties and witnessed on the following dates and at the following places respectively:

For:	ORKID S.à r.l.
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:	[ILLEGIBLE]
Place:	[ILLEGIBLE]

For:	PLATMIN LIMITED
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:	30/10/2012
Place:	[ILLEGIBLE]

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:	30/10/2012
Place:	[ILLEGIBLE]

For:	PALLINGHURST IVY LANE CAPITAL LIMITED
Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	BAKGATLA PALLINGHURST JV (PTY) LTD
Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD
Signature:	/s/ [ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	CLIDET (PTY) LTD
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	LEXSHALL 38 GENERAL TRADING (PTY) LTD
Signature:	/s/ [ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:	[ILLEGIBLE]
Place:	[ILLEGIBLE]

For:	PLATMIN SOUTH AFRICA (PTY) LTD
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	NEWSHELF 1101 (PTY) LTD
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	PILANESBURG PLATINUM MINE (PTY) LTD
Signature:	/s/ [ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:	[ILLEGIBLE]
Place:	[ILLEGIBLE]

For:	HODOS HOLDING LIMITED
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	WEST DUES PROPERTIES 115 (PTY) LTD
Signature:	/s/ [ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:	[ILLEGIBLE]
Place:	[ILLEGIBLE]

For:	PALLINGHURST (CAYMAN) GP .L.P.
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	INVESTEC BANK LIMITED
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:	[ILLEGIBLE]

For:	PALLINGHURST INVESTOR CONSORTIUM II (LUX) S.à r.l.
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (LUX) S.à r.l.
Signature:	[ILLEGIBLE]
who warrants that he / she is duly authorised thereto
Name:	[ILLEGIBLE]
Date:
Place:

Annexure A   The IBMR Mining Area

PPM, Sedibelo and Magazynskraal Consolidated Project Areas

MAGAZYNSKRAAL
WILGESPRUIT
KOEDESFONTEIN
LEGKRAAL
ROODERAND Ptn 1
ROODERAND Ptn 2
ROODERAND Ptn RE
KRUIDFONTEIN
Legend
Farm Boundary
IBMR Mining Right Area
Magazynskraal Mining Right Area
Game Reserve
Platmin Mining Right Area
Kilometers
0 0.5 1 2 3 4

Point	X	Y
B1	5905.02	-2772386.29
B2	7936.17	-2777704.47
B3	8764.59	-2780125.09
B4	9684.72	-2781706.97
B5	9634.23	-2782404.15
B6	9489.78	-2782371.19
B7	9205.53	-2782175.66
B8	9153.25	-2782138.05
B9	8823.80	-2781935.03
B10	8581.24	-2781817.02
B11	8262.40	-2781648.09
B12	8262.74	-2781099.79
B13	7858.74	-2781040.85
B14	7898.90	-2780763.91
B15	4817.38	-2780234.07
B16	4134.48	-2780824.28
B17	2097.18	-2781979.29
B18	1357.92	-2779489.17
B19	2158.73	-2779110.52
B20	2230.02	-2774547.11

ID	X	Y
A1	2230.02	-2774547.11
A2	2158.73	-2779110.52
A3	1357.92	-2779489.17
A4	1211.92	-2778887.50
A5	-313.55	-2779580.40
A6	-1784.65	-2780305.80
A7	-678.33	-2782513.42
A8	-1650.79	-2783581.07
A9	-3093.37	-2780940.65
A10	-5833.98	-2780645.99
A11	-5390.38	-2779223.69
A12	-8778.68	-2777418.72
A13	-5552.95	-2776994.30
A14	-5340.21	-2775738.04
A15	-2807.82	-2774253.45
A16	-1213.09	-2773314.91
A17	397.80	-2775600.21

ID	X	Y
C1	5905.02	-2772385.29
C2	9513.05	-2770824.18
C3	10568.61	-2775050.27
C4	11330.90	-2779387.41
C5	8771.41	-2780107.33
C6	7934.95	-2777698.21

Path: C:\Platmin_Work\Pilanesberg_Mining_Right_Application_Sibeko_Plan Sedibelo EAST Richard May 2011.mxd

Date: 2012/08/22

Annexure B    Eastern Limb Assets

Mphahlele

PROVINCE	PROPERTY	PERMIT TYPE AND NUMBER	SIZE (ha)	RIGHT HOLDER	INTEREST AND ISSUES OUTSTANDING	MINERALS
Limpopo	Locatie van WPhatlele 457 KS	New Order Prospecting Right LP 30/5/1/2/2/87 MR	11,725.00	Tameng Mining and Exploration (Pty) Ltd	Beneficial Interest to Platmin 54.29%	PGEs and associated minerals

Loskop

PROPERTY	INTEREST AND ISSUES OUTSTANDING1	PERMIT TYPE	PERMIT NUMBER	SIZE (ha)	HOLDER	MINERAL
Rietfontein 70 JS(Pts 11,15, 17, 18.19, 27, RE12, RE26, RE30)	100% Platmin SA	Converted Old Order Prospecting Right and New Order Prospecting Right	MP30/5/1/1Z2/1019PR (now LP30/5/1/1/2/1/4/2906PR) and MP30/5/1/1/2/1653PR (now LP30/5/1/1/2//2927PR)	2,280.36	Platmin SA (Pty) Ltd	All minerals
Pts 21,22, RE20	100% shared 50/50 by Platmin SA and WPL
Portion 23,	75% shared 50/50 by Platmin SA and WPL
Re of Portion 1
Portion 13	50% shared 50/50 by Platmin SA and WPL.
De Wagend rift 79 JS (Pts 12, 13.14,15, Re 1)	100% Platmin SA2	Converted Old Order Prospecting Right and New Order Prospecting Right	MP30/5/1/1Z2/1141PR (now LP30/5/1/1/2/2914PR) and MP30/5/1/2/1/2/2926PR (now LP30/5/1/1/2/2926PR	856.53		All minerals

Grootboom

Farm	Permit Number	Extent	Date Granted	Holder	Mineral
Grootboom 336 KT	Formerly: MP 30/5/1/1/2/281 MR Currently: LP 30/5/1/1/2/282 MR	1995,93 ha	23 Nov 2006	Platmin SA	All minerals excluding chrome

Annexure C   Platmin Group structure at the Signature Date

Annexure C – Platmin Group structure at the Signature Date

Platmin Limited
100%
Osier Corporation Limited
100%
Orkid S.à r.l.
100%
Hodon Holdings Limited
100%
Platmin Resources Limited
100%
Intrax Investments 255 (Pty) Limited
100%
West Dunes Properties 115 (Pty) Limited
50%
Newshelf 1101 (Pty) Limited
72.39%
Platmin South Africa (Pty) Limited
British Virgin Islands
Cyprus
Guernsey
Luxembourg
South Africa

Annexure D   Platmin Group as at the Effective Date

Annexure D – Platmin Group structure at the Effective Date (Option 1)

Platmin Limited
100%
Osier Corporation Limited
100%
Hodes Holdings Limited
100%
Orkid S.à r.l.
100%
Platmin Resources Limited
100%
Intrax Investments 255 (Pty) Limited
100%
West Dunes Properties 115 (Pty) Limited
100%
Newshelf 1101 (Pty) Limited
72.39%
Platmin South Africa (Pty) Limited
British Virgin Islands
Cyprus
Guernsey
Luxembourg
South Africa

At the Effective Date, Platmin (or a wholly owned Subsidiary thereof) will own:

- 100% of the issues shares of BPJV and BPJV will in turn hold 100% of Moepi Group (Proprietary) Limited; and
- an indirect shareholding of at least 72.39% of the issued shares of PPM and 100% of the issued share capital of PPM being held by Platmin SA; and
- 100% of the issued shares of Richtrau; and
- 100% of the issued shares of LLTI; and
- 49.9% of the issued shares of IBMR.

Annexure D – Platmin Group structure at the Effective Date (Option 2)

Platmin Limited
100%
Hodos Holdings Limited
100%
Osier Corporation Limited
100%
Orkid S.à r.l.
100%
Intrax Investments 255 (Pty) Limited
100%
West Dunes Properties 115 (Pty) Limited
100%
Newshelf 1101 (Pty) Limited
72.39%
Platmin South Africa (Pty) Limited
British Virgin Islands
Cyprus
Guernsey
Luxembourg
South Africa

At the Effective Date, Platmin (or a wholly owned Subsidiary thereof) will own:

- 100% of the issues shares of BPJV and BPJV will in turn hold 100% of Moepi Group (Proprietary) Limited; and
- an indirect shareholding of at least 72.39% of the issued shares of PPM and 100% of the issued share capital of PPM being held by Platmin SA; and
- 100% of the issued shares of Richtrau; and
- 100% of the issued shares of LLTI; and
- 49.9% of the issued shares of IBMR.

2

18. SUCCESSORS IN TITLE	32
19. PROTECTIONS	33
20. REGULATORY APPROVALS	36
21. MINORITY PROTECTED MATTERS	36
22. IBMR MEMORANDUM OF INCORPORATION	39
23. WARRANTIES AND RECORDALS	39
24. PROCURING CERTAIN AMENDMENTS TO THE LOAN CREATION CONSOLIDATION AGREEMENT AND THE SUBSCRIPTION AGREEMENT	41
25. LIMITATION OF LIABILITY	46
26. BASIS UPON WHICH CLAIMS FOR LOSSES WILL BE SETTLED BY BBKT, IVY LANE AND PLATMIN AND/OR ANY PLATMIN SUBSIDIARY	50
27. INDEMNITY	55
28. CONFIDENTIALITY AND PUBLICITY	57
29. ARBITRATION PROCEDURES	58
30. GOVERNING LAW	59
31. CO-OPERATION AND GOOD FAITH	60
32. BREACH AND INDIVISIBILITY	60
33. CROSS GUARANTEES	61
34. WHOLE AGREEMENT, NO AMENDMENT	61
35. DOMICILIA CITANDI ET EXECUTANDI	62
36. COSTS	66
37. SEVERABILITY	66
38. STIPULATIO ALTERI	66
39. NO CESSION AND ASSIGNMENT	67
40. EXECUTION IN COUNTERPARTS	67

3

Annexure A The IBMR Mining Area
Annexure B Eastern Limb Assets
Annexure C Platmin Group structure at the Signature Date
Annexure D Platmin Group as at the Effective Date